UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-08510

Matthews International Funds

(Exact name of registrant as specified in charter)

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

(Address of principal executive offices) (Zip code)

G. Paul Matthews, President

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-788-6036

Date of fiscal year end: December 31

Date of reporting period: September 30, 2006

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

Matthews Asian Funds

THIRD QUARTER REPORT

SEPTEMBER 30, 2006

- Asia Pacific Fund
- Pacific Tiger Fund
- Asian Growth and Income Fund
- Asian Technology Fund
- China Fund
- India Fund
- Japan Fund
- Korea Fund

Matthews Asian Funds

Investing in the future
of Asia since 1994

E-mail communications on Asia and the Funds are available at www.matthewsfunds.com

- Asia Weekly
- Asia Insight (monthly)
- AsiaNow Special Reports
- Occasional Fund Updates

The views and opinions in this report were current as of September 30, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Funds’ future investment intent.

Statements of fact are from sources considered reliable, but the Investment Advisor makes no representation or guarantee as to their completeness or accuracy.

MESSAGE TO SHAREHOLDERS

FROM THE INVESTMENT ADVISOR

Dear Shareholder,

We are pleased to present the third quarter 2006 report for the Matthews Asian Funds. Generally speaking, the third quarter saw most Asian markets outside of Japan rally strongly following a sharp correction in the second quarter. The recent pause in the U.S. Federal Reserve’s interest rate increases combined with falling oil prices restored confidence among investors in the region, and markets recovered much of the ground they had lost in the early summer. The second-best-performing country in Asia during the quarter was India (behind Bangladesh), and the Matthews India Fund ended the quarter up 17.88%. At the other end of the spectrum, the Japanese market remained weak for the quarter, and the Matthews Japan Fund declined 3.66%.

For the year through September 30, the markets of China and India, which represent the least-developed of Asia’s major economies, showed strong returns, while the markets that represent the more-developed economies in the region performed less well. The recent relative performance of the Indian and Chinese markets reflects a growing recognition of their increased importance as the major drivers of the region’s economic evolution. While both countries have achieved above-average economic growth for a sustained period, their per capita incomes and output remain at a fraction of the level of their more-developed neighbors in Japan, Singapore, Taiwan or South Korea. The economic reforms that have driven the recent growth of these two very large countries remain at the forefront of the region’s evolution, and their continued integration into the global economy is having an obvious impact on many global industries.

Within the Matthews Asian Funds, seven of the eight funds that comprise the series showed gains for the quarter. The performance of the Matthews Asian Growth and Income Fund lagged its benchmark for the quarter, while the Matthews India Fund was the best performer among the Matthews Asian Funds for the quarter, but was nevertheless still bested by its benchmark, the BSE 100 Index. The Matthews Pacific Tiger and Matthews Asian Technology Funds outperformed their benchmarks for the quarter. Commentaries on each Fund’s absolute and relative performance are included in their dedicated fund sections.

The performance of the Matthews Japan Fund deserves special mention, mainly because it remained the one fund in the family that had a negative return year to date through September 30. While Japan’s

2	MATTHEWS ASIAN FUNDS

SEPTEMBER 30, 2006

relative performance has been disappointing of late, we continue to believe that the Japanese economy remains of great importance to the region and its stock market one of the most developed in Asia. Its economy is still emerging from a prolonged period of slower growth, and initiating an aggressive economic reform program has proved challenging for Japan’s relatively developed democracy and maturing population. Nevertheless, reforms are underway that are bringing about significant change in the financial markets, and we believe that these reforms will prove positive for the Japanese economy and stock market in the long term. With this in mind, we announced the addition of two seasoned managers as co-portfolio managers of the Matthews Japan Fund: David Ishibashi and Taizo Ishida. (Please see pages 46–47 for more details on their appointments.) We believe that the expansion of the investment team is a major step and one that will benefit the entire team’s understanding of the dynamics that are impacting Asia’s rapidly changing corporate landscape and enhance our ability to analyze the over 2,000 investable companies in Japan.

The performance of most Asian markets since the depths of the Asian financial crisis eight years ago has been most encouraging. Generally speaking, the region has gained share relative to the rest of the world in total stock market capitalization terms while attracting the major share of global direct investment flows over the period. The equity markets around the region have attracted a large

The recent pause in the U.S. Federal Reserve’s interest rate increases combined with falling oil prices restored confidence among investors in the region, and markets recovered much of the ground they had lost in the early summer.

number of new listings and privatizations, and absolute performance has been among the world’s best for several years. Governance and transparency have been much improved in almost all markets over that same period.

One area in which the region continues to lag Europe and the Americas is in the development of broad and deep regional bond markets that can offset the continued heavy dependence on bank financing. Such markets are unlikely to develop fully until

800.789.ASIA [2742] www.matthewsfunds.com	3

MESSAGE TO SHAREHOLDERS

a clear contender emerges as a regional currency benchmark, and the lack of freely floating currencies remains a potential source of future instability.

Political development in the region remains uneven, with the success of democratic regimes in countries such as South Korea offset by the recent coup in Thailand and the continued suppression of information flows in many Asian countries. Geo-political issues remain challenging in North Korea as well as between Taiwan and China. For these and other reasons, it is likely that Asia’s financial landscape will remain volatile but exciting for the foreseeable future.

We thank you for your continued support of the Matthews Asian Funds.

G. Paul Matthews
Chairman and Chief Investment Officer
Matthews International Capital Management, LLC

Mark W. Headley
Chief Executive Officer and Portfolio Manager
Matthews International Capital Management, LLC

INTRODUCING THE MATTHEWS ASIA PACIFIC EQUITY INCOME FUND

LAUNCHED ON OCTOBER 31, 2006 For information on this new fund and its investment objectives, please visit www.matthewsfunds.com/dividends

4	MATTHEWS ASIAN FUNDS

SEPTEMBER 30, 2006

REDEMPTION FEE POLICY

The Funds assess a redemption fee of 2.00% of the total redemption proceeds if you sell or exchange your shares within 90 calendar days after purchasing them. The redemption fee is paid directly to the Funds and is designed to discourage frequent short-term trading and to offset transaction costs associated with such trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that have been held longest will be redeemed first. The redemption fee does not apply to redemptions of shares held in certain omnibus accounts and retirement plans that cannot currently implement the redemption fee. While these exceptions exist, the Funds are not accepting any new accounts that cannot implement the redemption fee. In addition, the Funds are actively discussing a schedule for implementation of the fee with these providers. For more information on this policy, please see the Funds’ prospectus.

INVESTOR DISCLOSURE

Past Performance: All performance quoted in this report is past performance and is no guarantee of future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. Returns are net of the Funds’ management fee and other operating expenses. If certain of the Funds’ fees and expenses had not been waived, returns would have been lower. For the Funds’ most recent month-end performance, please call 1-800-789-ASIA [2742] or visit www.matthewsfunds.com.

Investment Risk: Mutual fund shares are not deposits or obligations of, or guaranteed by, any depositary institution. Shares are not insured by the FDIC, Federal Reserve Board or any government agency and are subject to investment risks, including possible loss of principal amount invested. Investing in international markets may involve additional risks, such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. In addition, single-country and sector funds may be subject to a higher degree of market risk than diversified funds because of concentration in a specific industry, sector or geographic location. Please see the Funds’ prospectus and Statement of Additional Information for more risk disclosure.

Fund Holdings: The Fund holdings shown in this report are as of September 30, 2006. Holdings are subject to change at any time, so holdings shown in this report may not reflect current Fund holdings. The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is filed with the SEC within 60 days of the end the quarter to which it relates, and is available on the SEC’s website at www.sec.gov. It may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting Record: The Funds’ Statement of Additional Information containing a description of the policies and procedures that the Matthews Asian Funds use to vote proxies relating to portfolio securities, along with each Fund’s proxy voting record relating to portfolio securities held during the 12-month period ended June 30, 2006, is available upon request, at no charge, at the Funds’ website at www.matthewsfunds.com or by calling 1-800-789-ASIA [2742], or on the SEC’s website at www.sec.gov.

This report has been prepared for Matthews Asian Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Matthews Asian Funds prospectus, which contains more complete information about the funds’ investment objectives, risks and expenses. You should read the prospectus carefully before investing. Additional copies of the prospectus may be obtained by calling 800-789-ASIA [2742] or by visiting www.matthewsfunds.com. Please read the prospectus carefully before you invest or send money, as it explains the risks associated with investing in international markets. These include risks related to social and political instability, market illiquidity and currency volatility.

The Matthews Asian Funds are distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406.

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MATTHEWS ASIA PACIFIC FUND

PORTFOLIO MANAGER COMMENTARY

The Matthews Asia Pacific Fund saw positive returns in the third quarter, gaining 2.42%. Over the same period, the MSCI All Country Asia Pacific Index gained 2.03% and the Lipper Pacific Region Funds Category Average gained 1.61%. Japan was the notably weak market during the period, with the rest of the region generally recovering from the turmoil of the second quarter. Overall, markets continued to look for signals from the U.S. economy and global energy prices.

The portfolio saw solid returns from a wide range of financial holdings. Hong Kong-based Dah Sing Financial was one of the best performers for the quarter. A mid-sized banking, consumer lending and insurance business, Dah Sing is one of the largest holdings in the portfolio and provides targeted exposure to Hong Kong’s domestic activity, with long-term potential to

Lead Manager: Mark W. Headley Co-Managers: G. Paul Matthews Richard H. Gao Andrew T. Foster	gain exposure in southern China. With a market capitalization of approximately US$2.2 billion, it very much represents the kind of mid-sized company that we often use as a core holding. Such positions very much defy the “closet benchmark” positioning of which active funds are often accused. Hong Kong and China provided the best geographical returns for the period as well as for the year-to-date. India and Indonesia also saw solid positive returns for the quarter.

Japan continued to be the major source of weakness within the portfolio both during the quarter and year-to-date. The sharp sell-off of small and medium-sized companies has continued

since the debacles at the beginning of the year. We are increasing our exposure to Japan’s smaller companies with the input of our expanded Japan team. (For more information, please see the Matthews Japan Fund commentary on pages 46–47.) While many small-cap companies may have been overvalued at the beginning of the year, the severity of the decline appears to be inordinate, and many of Japan’s best long-term growth opportunities can be found in this sector.

A Japanese mid-sized company that was added earlier during the year, Sysmex, represents much of what we believe is exciting about Japan’s smaller companies. With a market capitalization of approximately US$1.9 billion, the company has a powerful global niche in hematology—the study of human blood. With a wide range of sophisticated diagnostic equipment, the company has significant market share in this growing field in both Japan and Europe. A major effort to penetrate the U.S. market is now underway. Sysmex is representative of a class of Japanese companies that have strong global niches in industries that demand high-level technology and manufacturing excellence.

For the first time in a number of quarters, the Fund’s lack of exposure to energy and commodities was a positive for performance, and we continue to place our emphasis on companies that grow organically rather than rely on commodity pricing for appreciation. The overall exposure to domestically related industries has also continued to be a defining element in the Fund’s positioning. We continue to believe that exposure to domestic

6	MATTHEWS ASIAN FUNDS

SEPTEMBER 30, 2006

earnings streams is the best long-term means of achieving diversification for U.S. investors and rivals any opportunity for growth in the global market.

One interesting factor is the extent to which China and India have captured global market interest this year to a level rarely rivaled in the past. While we have the highest regard for both of these emerging giants, we are careful to keep an eye on areas of Asia that are enjoying the spotlight. Along with Japan’s battered smaller companies, we are looking closely at some of Asia’s smaller markets for opportunities. Markets such as Malaysia have seen valuations fall significantly in recent years and may be worth consideration during a period of exuberance elsewhere.

General conditions in Asia continue to impress us with a steadiness that was rare in earlier periods, but events such as Thailand’s coup and North Korea’s nuclear test are important reminders that negative events can occur out of the blue. Our bottom-up approach does not ignore the factors that inevitably impact companies, such as regulatory and political events, and we are proud of our long knowledge of Asia’s social, economic and political history. Still, we believe that at the end of the day, it is the company that most frequently defines its own history, and we are constantly searching for those companies that we believe will thrive in Asia’s increasingly integrated and highly competitive environment.

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MATTHEWS ASIA PACIFIC FUND

FUND AT A GLANCE

FUND DESCRIPTION	SYMBOL: MPACX

Under normal market conditions, the Matthews Asia Pacific Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in the Asia Pacific region. The Asia Pacific region includes Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand. The Fund may also invest in the convertible securities, of any duration or quality, of Asia Pacific companies. Examples of convertible securities are convertible bonds and debentures which may, under specific circumstances, be converted into the common or preferred stock of that company.

PORTFOLIO MANAGERS
Lead Manager: Mark W. Headley Co-Managers: G. Paul Matthews, Richard H. Gao and Andrew T. Foster

PERFORMANCE AS OF SEPTEMBER 30, 2006
Fund Inception: 10/31/03	3 MO	YTD	1 YR	SINCE INCEPTION[1]
Matthews Asia Pacific Fund	2.42%	5.37%	12.52%	17.00%
MSCI All Country Asia Pacific Index[2]	2.03%	6.57%	15.81%	18.38%
Lipper Pacific Region Funds Category Average[3]	1.61%	7.97%	19.05%	19.00%

Assumes reinvestment of all dividends and/or distributions. All performance quoted is past performance and is no guarantee of future results. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the closure of the NYSE. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

[1]	Average annual total returns.

[2]	The MSCI All Country Asia Pacific Index is a free float-adjusted market capitalization–weighted index of the stock markets of Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC Inc.

[3]	As of 9/30/06, the Lipper Pacific Region Funds Category Average consisted of 28 funds for the three-month period, 26 funds for the YTD and one-year periods, and 25 funds since 10/31/03. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.

OPERATING EXPENSES[4]		PORTFOLIO TURNOVER[6]
For the nine months ended 9/30/06 (annualized)[5]	1.23%	For the nine months ended 9/30/06 (annualized)[5]	39.80%
For Fiscal Year 2005	1.34%	For Fiscal Year 2005	15.84%

[4]	Includes management fee, administration and shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.

[5]	Unaudited.

[6]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

8	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF SEPTEMBER 30, 2006, UNLESS OTHERWISE NOTED

COUNTRY ALLOCATION		SECTOR ALLOCATION		MARKET CAP EXPOSURE
Japan	39.7%	Financials	34.9%	Large cap (over $5 billion)	58.1%
China/Hong Kong	23.5%	Consumer Discretionary	20.1%	Mid cap ($1–$5 billion)	29.7%
South Korea	11.5%	Information Technology	15.8%	Small cap (under $1 billion)	12.2%
India	8.8%	Consumer Staples	9.6%	Cash and other	0.0%
Singapore	4.5%	Health Care	6.4%
Thailand	4.1%	Industrials	5.9%
Taiwan	2.7%	Telecommunications Services	5.3%
Indonesia	2.7%	Materials	2.0%
Australia	2.5%	Cash and other	0.0%
Cash and other	0.0%

NUMBER OF POSITIONS	NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
77	$15.69	$400.5 million	2.00% within 90 calendar days	None

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MATTHEWS ASIA PACIFIC FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

EQUITIES: 100.0%*

	SHARES	VALUE
JAPAN: 39.7%
The Sumitomo Trust & Banking Co., Ltd.	907,000	$ 9,490,387
Sekisui House, Ltd.	546,000	8,259,911
Nitto Denko Corp.	132,500	7,851,852
Sysmex Corp.	198,500	7,561,905
Nintendo Co., Ltd.	36,200	7,459,115
Ito En, Ltd.	211,000	7,270,011
T&D Holdings, Inc.	94,030	6,805,981
Mizuho Financial Group, Inc.	866	6,715,395
Hoya Corp.	170,700	6,430,603
Takeda Pharmaceutical Co., Ltd.	102,100	6,370,176
Toyota Motor Corp. ADR	55,600	6,054,840
Credit Saison Co., Ltd.	142,000	5,986,540
Yamada Denki Co., Ltd.	57,300	5,743,340
Canon, Inc. ADR	109,050	5,702,224
Monex Beans Holdings, Inc.	6,805	5,697,477
KK DaVinci Advisors **	5,625	5,380,952
Secom Co., Ltd.	106,000	5,249,524
Nomura Holdings, Inc.	289,000	5,088,847
The Chiba Bank, Ltd.	553,000	4,929,600
Ryohin Keikaku Co., Ltd.	67,000	4,736,085
Unicharm Petcare Corp.	113,600	4,654,595
ASKUL Corp.	231,400	4,525,155
Sharp Corp.	256,000	4,388,571
Matsushita Electric Industrial Co., Ltd.	204,000	4,317,460
Honda Motor Co., Ltd. ADR	103,100	3,467,253
Nidec Corp.	43,900	3,311,314
Shimano, Inc.	90,800	2,536,635
Sony Corp. ADR	46,900	1,892,884
Honda Motor Co., Ltd.	34,000	1,142,688

Total Japan		159,021,320

	SHARES	VALUE
CHINA/HONG KONG: 23.5%
Dah Sing Financial Holdings, Ltd.	1,068,800	$9,623,885
Lenovo Group, Ltd.	23,302,000	9,152,525
China Life Insurance Co., Ltd. H Shares	3,961,000	7,748,473
Swire Pacific, Ltd. A Shares	724,000	7,564,658
China Mobile, Ltd. ADR	186,900	6,606,915
Shangri-La Asia, Ltd.	2,784,000	6,189,327
Hang Lung Group, Ltd.	2,373,000	6,107,148
China Vanke Co., Ltd. B Shares	5,343,043	5,623,787
Bank of Communications Co., Ltd. H Shares	7,021,000	4,947,635
NetEase.com, Inc. ADR **	301,000	4,924,360
Ports Design, Ltd.	2,773,500	4,272,044
Television Broadcasts, Ltd.	788,000	4,248,169
Dairy Farm International Holdings, Ltd.	1,256,400	3,995,352
Giordano International, Ltd.	7,844,000	3,826,022
Pico Far East Holdings, Ltd.	16,316,000	3,267,116
ASM Pacific Technology, Ltd.	533,500	2,800,812
Lianhua Supermarket Holdings Co., Ltd. H Shares	2,126,000	2,456,021
China Merchants Bank Co., Ltd. H Shares **	530,500	747,677

Total China/Hong Kong		94,101,926

SOUTH KOREA: 11.5%
Hana Financial Group, Inc.	186,340	8,526,840
Amorepacific Corp. **	14,691	6,831,401
Hanmi Pharmaceutical Co., Ltd.	51,200	5,275,561
SK Telecom Co., Ltd. ADR	218,900	5,172,607
Samsung Electronics Co., Ltd.	6,030	4,231,355
S1 Corp.	103,390	4,026,337
Kookmin Bank	44,780	3,530,344
Kookmin Bank ADR	35,540	2,773,186
GS Home Shopping, Inc.	32,002	2,577,070
Pacific Corp.	16,432	2,248,818
NHN Corp. **	9,448	991,478

Total South Korea		46,184,997

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SEPTEMBER 30, 2006

	SHARES	VALUE
INDIA: 8.8%
Dabur India, Ltd.	2,349,890	$6,999,781
Infosys Technologies, Ltd.	161,536	6,505,935
Sun Pharmaceuticals Industries, Ltd.	318,023	6,449,444
HDFC Bank, Ltd.	305,124	6,147,991
I-Flex Solutions, Ltd.	158,279	4,952,745
Nestle India, Ltd.	174,796	4,050,662

Total India		35,106,558

SINGAPORE: 4.5%
DBS Group Holdings, Ltd.	628,700	7,600,214
Hyflux, Ltd.	3,724,812	5,394,030
Fraser and Neave, Ltd.	1,964,000	5,119,446

Total Singapore		18,113,690

THAILAND: 4.1%
Advanced Info Service Public Co., Ltd.	3,956,200	9,478,451
Bangkok Bank Public Co., Ltd.	2,342,200	6,858,565

Total Thailand		16,337,016

TAIWAN: 2.7%
Taiwan Semiconductor Manufacturing Co., Ltd.	3,376,151	6,089,771
Taiwan Secom Co., Ltd.	2,438,160	4,036,896
HON HAI Precision Industry Co., Ltd.	100,000	608,809

Total Taiwan		10,735,476

INDONESIA: 2.7%
Bank Rakyat Indonesia	7,889,500	4,190,629
PT Ramayana Lestari Sentosa	37,330,000	3,561,019
PT Astra International	2,205,500	2,976,528

Total Indonesia		10,728,176

	SHARES	VALUE

AUSTRALIA: 2.5%
AXA Asia Pacific Holdings, Ltd.	1,550,804	$7,512,803
Rural Press, Ltd.	324,794	2,686,969

Total Australia		10,199,772

TOTAL INVESTMENTS: 100.0% (Cost $350,846,387***)		400,528,931

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS: 0.0%#		(53,268)

NET ASSETS: 100.0%		$400,475,663

*	As a percentage of net assets as of September 30, 2006

**	Non–income producing security

***	Cost of investments is $350,846,387 and net unrealized appreciation consists of:
	Gross unrealized appreciation	$61,852,833
	Gross unrealized depreciation	(12,170,289)

	Net unrealized appreciation	$49,682,544

#	Amount is less than 0.1%
ADR	American Depositary Receipt

See accompanying notes to schedules of investments.

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MATTHEWS PACIFIC TIGER FUND

Note: This fund is closed to most new investors.

PORTFOLIO MANAGER COMMENTARY

For the third quarter of 2006, the Matthews Pacific Tiger Fund gained 7.93%, outperforming both its benchmarks and peer group. The MSCI All Country Far East ex-Japan Index, the Fund’s benchmark since inception, gained 6.29%, while the MSCI All Country Asia ex-Japan Index, which includes India, gained 7.35%. The Lipper Pacific ex-Japan Funds Category Average gained 5.99% for the period.

Overall, the markets enjoyed a positive period, with falling oil prices and the U.S. Federal Reserve ending a prolonged series of interest rate hikes. A pullback in many key commodity prices is positive for most Asian economies, unlike commodity-driven economies often associated with the “emerging markets” asset class. The markets continue to be concerned about the potential impact of a slowing U.S. economy on Asian exports. Some

Lead Manager: Mark W. Headley Co-Managers: Richard H. Gao	argue that Asia can weather such a slowdown because of the tendency of buyers to seek the lowest price for any manufactured good during a period of economic pain, benefiting Asia’s highly efficient manufacturing outsourcing platform. Still, we do believe that a major slowdown in the U.S. would have a significant effect on Asian markets, especially if such a slowdown were driven by the retrenchment of the U.S. consumer.

The portfolio has extended its exposure to domestic economic activity in recent months and modestly reduced its already limited exposure to export-focused companies. We make no pretense that this strategy fully mitigates the risk of an impact from abroad, but we continue to find the most compelling long-term growth opportunities within domestic and regional economic activity, and such positioning provides an enhanced level of diversification for U.S. investors.

During the third quarter, the Fund saw strong returns from a wide range of financial holdings including banking, insurance, brokerage and property. China’s newly listed financial institutions have been a particularly ebullient sector, with strong demand from both global and local investors for these large entities. While the Fund has participated in Chinese companies, its largest holdings in the sector continue to be long-term positions in Hong Kong, Korea and Singapore. Dah Sing Financial is a medium-sized Hong Kong institution with an attractive balance of banking, consumer lending and insurance businesses. Hana Bank in Korea is another long-term holding that has provided excellent exposure to Korea’s restructured banking sector and is now branching out into the regional asset management industry. Finally, in Singapore we hold DBS Group, one of southeast Asia’s largest financial institutions, with a growing regional footprint. We believe that each of these holdings provides strong domestic exposure to both basic banking as well as rapidly growing areas of fee income.

The portfolio saw its returns dominated geographically by returns from India and China/Hong Kong. All regional markets managed positive returns, and the only sector to post a negative return was industrials. This was a quarter in which the portfolio’s lack of exposure to commodities and energy worked

12	MATTHEWS ASIAN FUNDS

SEPTEMBER 30, 2006

in its favor, a rare event in the past two years. The notably weak 12-month performance can likely be explained to some degree by this lack of exposure to these sectors. We continue to focus on companies that can grow their earnings organically rather than rely on unpredictable commodity prices to determine profitability.

Another notable characteristic of the third quarter was the continued dominance of China and India in terms of performance. These two large economies have dramatically captured the imagination of global investors, and market performance has been very strong. While we remain very enthusiastic about the long-term trajectory of both China and India, we are mindful not to forget the many other fine growth opportunities around the region, many of which offer very significant exposure to these two growing giants. A recent visit to Thailand, Malaysia and Singapore reinforced our commitment to the smaller economies in Asia.

Malaysia is a particularly interesting case given the Fund’s history there. The Fund had significant exposure to the Malaysian market in the mid-1990s. Suddenly, at the very end of the Asian financial crisis, the government of Malaysia panicked over its weakening currency and placed capital controls on all foreign investment in the markets. As a result, the Fund’s capital was locked up in Malaysia, although not threatened with expropriation. We exited the market when the controls were lifted a year later in 1999 and had not returned since. This decision represented a very rare top-down decision driven by extraordinary circumstances. We are reasonably convinced that the new government, while not formally renouncing capital controls, is very unlikely to reintroduce them even during a time of turmoil. The portfolio is building very modest exposure to the market based on the growth and value available. The portfolio is also likely to modestly increase its exposure to companies in other southeast Asian nations, maintaining a high level of diversification across Asia’s local economies.

The portfolio has remained fully invested with holdings ranging from very small companies to some of Asia’s largest. We continue to find medium-sized companies as the ideal target area for core positions, with their combination of higher growth potential than very large companies and yet with the history and market liquidity that smaller companies often lack. It is also notable that medium-sized companies may be less impacted by the massive flows of both passive and top-down assets that tend to push primary index constituents up and down in a manner that is often detached from underlying fundamental conditions.

800.789.ASIA [2742] www.matthewsfunds.com	13

MATTHEWS PACIFIC TIGER FUND

FUND AT A GLANCE

FUND DESCRIPTION	SYMBOL: MAPTX

Under normal market conditions, the Pacific Tiger Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in the Pacific Tiger countries of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

PORTFOLIO MANAGERS
Lead Manager: Mark W. Headley	Co-Manager: Richard H. Gao

PERFORMANCE AS OF SEPTEMBER 30, 2006
Fund Inception: 9/12/94	3 MO	YTD	1 YR	Average Annual Total Returns
				3 YRS	5 YRS	10 YRS	SINCE INCEPTION
Matthews Pacific Tiger Fund	7.93%	12.30%	18.62%	24.87%	26.84%	9.01%	8.46%
MSCI All Country Far East ex-Japan Index[1]	6.29%	14.26%	21.48%	22.55%	22.96%	1.67%	1.70%[2]
MSCI All Country Asia ex-Japan Index[3]	7.35%	15.61%	23.13%	23.96%	23.93%	2.70%	2.12%[2]
Lipper Pacific ex-Japan Funds Category Avg[4]	5.99%	12.65%	20.94%	24.78%	24.40%	5.73%	4.29%[2]

Assumes reinvestment of all dividends and/or distributions. All performance quoted is past performance and is no guarantee of future results. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the closure of the NYSE. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

[1]	The MSCI All Country Far East ex-Japan Index is a free float–adjusted market capitalization–weighted index of the stock markets of China, Hong Kong, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand. As of 9/30/06, 11.6% of the assets of the Matthews Pacific Tiger Fund were invested in India, which is not included in the MSCI All Country Far East ex-Japan Index. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC Inc.

[2]	Calculated from 8/31/94.

[3]	The MSCI All Country Asia ex-Japan Index is a free float–adjusted market capitalization–weighted index of the stock of markets of China, Hong Kong, India, Indonesia, Malaysia, Pakistan, Philippines, Singapore, South Korea, Taiwan, and Thailand. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC Inc.

[4]	As of 9/30/06, the Lipper Pacific ex-Japan Funds Category Average consisted of 52 funds for the three-month period, 50 funds for the YTD and one-year periods, 48 funds for the three-year period, 43 funds for the five-year period, 25 funds for the 10-year period, and 14 funds since 8/31/94. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.

OPERATING EXPENSES[5]		PORTFOLIO TURNOVER[7]
For the nine months ended 9/30/06 (annualized)[6]	1.17%	For the nine months ended 9/30/06 (annualized)[6]	17.34%
For Fiscal Year 2005	1.31%	For Fiscal Year 2005	3.03%
[5]	Includes management fee, administration and shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.

[6]	Unaudited.

[7]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

14	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF SEPTEMBER 30, 2006, UNLESS OTHERWISE NOTED

COUNTRY ALLOCATION		SECTOR ALLOCATION		MARKET CAP EXPOSURE
China/Hong Kong	37.4%	Financials	29.4%	Large cap (over $5 billion)	39.9%
South Korea	23.2%	Information Technology	18.6%	Mid cap ($1–$5 billion)	46.9%
India[9]	11.6%	Consumer Discretionary	15.2%	Small cap (under $1 billion)	12.6%
Singapore	9.6%	Consumer Staples	12.1%	Cash and other	0.6%
Thailand	6.9%	Telecommunications Services	10.3%
Taiwan	6.2%	Industrials	7.4%
Indonesia	4.2%	Health Care	6.4%
Philippines	0.3%	Cash and other	0.6%
Cash and other	0.6%

NUMBER OF POSITIONS	NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
66	$21.64	$2.91 billion	2.00% within 90 calendar days	None

800.789.ASIA [2742] www.matthewsfunds.com	15

MATTHEWS PACIFIC TIGER FUND

SCHEDULE OF INVESTMENTS* (UNAUDITED)

EQUITIES: 99.4%**

	SHARES	VALUE
CHINA/HONG KONG: 37.4%
Lenovo Group, Ltd.	277,780,000	$109,106,018
Dah Sing Financial Holdings, Ltd.	10,032,400	90,335,577
Swire Pacific, Ltd. A Shares	7,990,500	83,488,117
Hang Lung Group, Ltd.	30,009,000	77,231,097
Television Broadcasts, Ltd.	10,362,700	55,866,122
Shangri-La Asia, Ltd.	24,654,000	54,810,225
Bank of Communications Co., Ltd. H Shares	71,393,000	50,309,996
China Mobile, Ltd.	6,779,217	47,903,050
Li Ning Co., Ltd.	41,867,000	47,828,654
Agile Property Holdings, Ltd.	53,502,000	43,539,715
Giordano International, Ltd.	81,203,000	39,607,915
NetEase.com, Inc. ADR ***	2,411,500	39,452,140
Integrated Distribution Services Group, Ltd.	20,569,000	38,124,721
Ping An Insurance Group Co. of China, Ltd. H Shares	10,255,500	36,858,799
China Mobile, Ltd. ADR	1,019,050	36,023,417
Dairy Farm International Holdings, Ltd.	10,572,800	33,621,504
COSCO Pacific, Ltd.	15,342,000	30,681,440
SA SA International Holdings, Ltd.	84,468,000	29,707,703
Sun Hung Kai Properties, Ltd.	2,452,174	26,770,218
Dynasty Fine Wines Group, Ltd.	77,862,000	26,384,920
Travelsky Technology, Ltd. H Shares	20,406,000	25,721,464
Dickson Concepts International, Ltd.	25,200,400	25,230,644
NWS Holdings, Ltd.	11,270,100	23,348,426
SCMP Group, Ltd.	32,396,000	11,476,958
China Merchants Bank Co., Ltd. H Shares ***	3,784,500	5,333,805
Moulin Global Eyecare Holdings ***,****	16,266,000	0

Total China/Hong Kong		1,088,762,645

	SHARES	VALUE
SOUTH KOREA: 23.2%
Hana Financial Group, Inc.	1,924,363	$88,058,037
Amorepacific Corp. ***	152,635	70,974,322
NHN Corp. ***	623,460	65,426,238
SK Telecom Co., Ltd.	298,075	63,473,831
Hite Brewery Co., Ltd.	507,897	62,799,418
Nong Shim Co., Ltd.	178,598	50,960,592
Samsung Securities Co., Ltd.	888,160	50,497,234
Samsung Electronics Co., Ltd.	64,673	45,382,163
S1 Corp.	857,490	33,393,402
Hanmi Pharm Co., Ltd.	307,520	31,686,341
Kookmin Bank	335,620	26,459,447
Pacific Corp.	166,699	22,813,744
GS Home Shopping, Inc.	234,698	18,899,855
Yuhan Corp.	121,455	18,868,042
SK Telecom Co., Ltd. ADR	680,300	16,075,489
Kookmin Bank ADR	124,800	9,738,144

Total South Korea		675,506,299

INDIA: 11.6%
Cipla, Ltd.	11,627,459	66,460,707
Infosys Technologies, Ltd.	1,535,828	61,856,162
Titan Industries, Ltd.	2,293,978	40,297,588
HDFC Bank, Ltd.	1,952,568	39,342,598
I -Flex Solutions, Ltd.	1,228,561	38,443,192
Sun Pharmaceuticals Industries, Ltd.	1,734,507	35,175,462
Bank of Baroda	4,547,022	28,559,358
Hero Honda Motors, Ltd.	1,562,975	26,372,332

Total India		336,507,399

SINGAPORE: 9.6%
DBS Group Holdings, Ltd.	6,508,750	78,682,827
Fraser and Neave, Ltd.	28,332,750	73,853,351
Hyflux, Ltd.	37,706,187	54,603,639
Venture Corp., Ltd.	4,890,800	38,799,988
Parkway Holdings, Ltd.	19,321,000	34,061,892

Total Singapore		280,001,697

16	MATTHEWS ASIAN FUNDS

SEPTEMBER 30, 2006

	SHARES	VALUE
THAILAND: 6.9%
Advanced Info Service Public Co., Ltd.	43,831,600	$105,013,816
Bangkok Bank Public Co., Ltd.	25,657,200	75,130,893
Thai Beverage Public Co., Ltd.	117,436,000	21,812,448

Total Thailand		201,957,157

TAIWAN: 6.2%
Taiwan Semiconductor Manufacturing Co., Ltd.	48,020,144	86,616,893
President Chain Store Corp.	29,591,000	63,746,153
Hon Hai Precision Industry Co., Ltd.	4,806,769	29,263,960

Total Taiwan		179,627,006

INDONESIA: 4.2%
PT Bank Central Asia	69,945,500	36,583,961
PT Telekomunikasi Indonesia	34,940,500	32,005,119
PT Astra International	20,030,230	27,032,668
PT Ramayana Lestari Sentosa	277,326,000	26,454,946

Total Indonesia		122,076,694

PHILIPPINES: 0.3%
SM Prime Holdings, Inc.	56,072,000	9,447,017

Total Philippines		9,447,017

VALUE
TOTAL INVESTMENTS: 99.4%	$2,893,885,914
( Cost $2,249,516,864*****)

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.6%	17,568,825

NET ASSETS: 100.0%	$2,911,454,739

*	On the last business day of the period, a third-party pricing service was used to fair value certain securities held by this fund (Note A).

**	As a percentage of net assets as of September 30, 2006

***	Non–income producing security

****	Illiquid and fair valued under direction of the Board of Trustees

*****	Cost of investments is $2,249,516,864 and net unrealized appreciation consists of:

Gross unrealized appreciation	$706,734,809

Gross unrealized depreciation	(62,365,759)

Net unrealized appreciation	$644,369,050

ADR	American Depositary Receipt

See accompanying notes to schedules of investments.

800.789.ASIA [2742] www.matthewsfunds.com	17

MATTHEWS ASIAN GROWTH AND INCOME FUND

Note: This fund is closed to most new investors.

PORTFOLIO MANAGER COMMENTARY

The Matthews Asian Growth and Income Fund returned 3.42% in the third quarter of 2006, underperforming its benchmark MSCI. All Country Far East ex-Japan Index, which rose 6.29% over the same period. The Lipper Pacific ex-Japan Funds Category Average gained 5.99% for the quarter.

Volatility continued to dominate Asian markets during the third quarter, though most of the markets’ movement was positive during the period. After falling sharply in the second quarter, Asian equities recovered a good deal of lost ground as quarterly earnings results generally proved favorable. The resurgence of stocks accelerated in September as global interest-rate conditions proved more benign, particularly as the U.S. Federal Reserve indicated its willingness to pause its

Lead Manager: G. Paul Matthews Co-Managers: Andrew T. Foster	successive string of rate hikes. The Fund’s holdings in convertible bonds and dividend-paying equities lagged the sharp recovery that characterized the third quarter. In order to achieve the Fund’s objective of long-term capital gains, the Advisor has adopted a strategy which utilizes convertible bonds and dividend-paying equities as a means to participate in a portion of Asia’s growth potential, meanwhile offering some downside protection during market corrections.

In this fashion, the Fund has avoided some of the sharp volatility that has characterized Asian markets throughout the year: through the end of the third quarter, the volatility of the Fund has been approximately 60% that of the overall market (as represented by the Fund’s MSCI benchmark). Nevertheless, this strategy has at times resulted in the Fund underperforming in sharp market rallies, and the third quarter proved no exception. We continue to look for opportunities for shareholders to invest in Asia’s best growth companies while simultaneously aiming to mitigate a portion of the risk in the region’s markets.

Financial sector stocks, which often are sensitive to changes in interest-rate conditions, performed particularly well for the Fund during the third quarter. Bank and property-related securities rallied, particularly as markets saw that rates had not yet climbed to such a degree as to dampen demand for either bank credit or mortgages.

Service-oriented companies also performed well, particularly those buoyed by growing intra-regional trade and commerce. One place this is particularly evident is in Hong Kong’s hotel industry, which saw its fundamentals recover sharply after the downturn associated with the SARS virus scare in early 2003. One of the Fund’s top-performing holdings during the quarter was a long-held position in a convertible bond issued by a leading Hong Kong/China hotelier, Shangri-La Asia.

Hong Kong hotels have seen tourists and business travelers flood into the city, boosting occupancy rates and room tariffs to near peak levels. Asia’s hospitality industry has

18	MATTHEWS ASIAN FUNDS

SEPTEMBER 30, 2006

seen its fortunes vary much in recent years, particularly as capacity additions have in times past undermined hoteliers’ pricing power. However, commercial and tourist travel has currently risen to such an extent in key Asian cities as to even become a bottleneck to continued economic expansion. For example, in peak season, hotel rooms in Bangalore, India’s software hub, may not be available at virtually any price.

Media companies continued to place a drag on the Fund’s performance during the quarter. Nevertheless, we continue to believe strongly in the growth prospects for this industry in Asia: Advertising expenditures, as measured relative to economic output, are quite low in most of the region’s economies, and in recent years, there is some evidence that ad spending has begun to outpace economic growth. Yet in recent quarters, media companies have been beleaguered by stiff competition within their respective industries, particularly as they wrestle with the adoption of new technologies advanced by wireless networks and the Internet. Political forces have also proven to be a headwind at times, as media companies have struggled to operate free of political influence and excessive regulatory constraints.

Corporate earnings growth has thus far held steady amidst continued economic expansion across the region, including Japan. The outlook for the future path of interest rates continues to be one of the most substantial sources of uncertainty for Asia ex-Japan: Inflationary pressures, which have been generally quiescent to date, may have less slack in coming quarters. Meanwhile, Japan’s conditions are quite different, as inflation remains muted, rates are low, and concerns regarding deflation still hang over the market. Yet even as Japan’s economic momentum lags that of the rest of Asia, we remain confident that market reforms undertaken there will pave the way for renewed growth, and thus we continue to look for means to participate in the recovering domestic economy.

800.789.ASIA [2742] www.matthewsfunds.com	19

MATTHEWS ASIAN GROWTH AND INCOME FUND

FUND AT A GLANCE

FUND DESCRIPTION	SYMBOL: MACSX

Under normal market conditions, the Matthews Asian Growth and Income Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in dividend-paying equity securities and the convertible securities, of any duration or quality, of companies located in Asia. Asia includes China, Hong Kong, India, Indonesia, Japan, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand. Examples of convertible securities are convertible bonds and debentures which may, under specific circumstances, be converted into the common or preferred stock of the issuer of the bond.

PORTFOLIO MANAGERS
Lead Manager: G. Paul Matthews	Co–Manager: Andrew T. Foster

PERFORMANCE AS OF SEPTEMBER 30, 2006
Fund Inception: 9/12/94	3 MO	YTD	1 YR	Average Annual Total Returns
				3 YRS	5 YRS	10 YRS	SINCE INCEPTION
Matthews Asian Growth and Income Fund	3.42%	10.76%	13.10%	20.15%	22.10%	13.16%	11.93%
MSCI All Country Far East ex-Japan Index[1]	6.29%	14.26%	21.48%	22.55%	22.96%	1.67%	1.70%[2]
Lipper Pacific ex-Japan Funds Category Avg[3]	5.99%	12.65%	20.94%	24.78%	24.40%	5.73%	4.29%[2]

Assumes reinvestment of all dividends and/or distributions. All performance quoted is past performance and is no guarantee of future results. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the closure of the NYSE. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

[1]	The MSCI All Country Far East ex-Japan Index is a free float–adjusted market capitalization–weighted index of the stock markets of China, Hong Kong, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand. As of 9/30/06, 7.3% of the assets of the Matthews Asian Growth and Income Fund were invested in India, 6.4% were invested in Japan, 3.7% were invested in Australia, and 3.0% were invested in the United Kingdom, all of which are not included in the MSCI All Country Far East ex-Japan Index. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC Inc.

[2]	Calculated from 8/31/94.

[3]	As of 9/30/06, the Lipper Pacific ex-Japan Funds Category Average consisted of 52 funds for the three-month period, 50 funds for the YTD and one-year periods, 48 funds for the three-year period, 43 funds for the five-year period, 25 funds for the 10-year period, and 14 funds since 8/31/94. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.

30-DAY SEC YIELD[4]	INCOME DISTRIBUTION YIELD[5]
1.60%	2.37%

[4]	The 30-day SEC Yield represents net investment income earned by the Fund over the 30-day period ended 9/30/06, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The SEC Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate, the income paid to a shareholder’s account, or the income reported in the Fund’s financial statements. Past yields are no guarantee of future yields.

[5]	The Income Distribution Yield represents the past two dividends (does not include capital gains) paid by the Fund for the period ended 9/30/06, expressed as an annual percentage rate based on the Fund’s share price on 9/30/06. Generally, the Fund has made distributions of net investment income twice each year and of capital gains, if any, annually. Past Income Distribution Yields are no guarantee of future yields or that any distributions will continue to be paid twice each year.

OPERATING EXPENSES[6]		PORTFOLIO TURNOVER[8]
For the nine months ended 9/30/06 (annualized)[7]	1.19%	For the nine months ended 9/30/06 (annualized)[7]	28.08%
For Fiscal Year 2005	1.27%	For Fiscal Year 2005	20.16%

[6]	Includes management fee, administration and shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.

[7]	Unaudited.

[8]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

20	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF SEPTEMBER 30, 2006, UNLESS OTHERWISE NOTED

COUNTRY ALLOCATION		SECTOR ALLOCATION		BREAKDOWN BY SECURITY TYPE[10]
China/Hong Kong	32.6%	Financials	31.1%	Common Equities	73.1%
South Korea	16.1%	Telecommunications Services	18.0%	Convertible Bonds	20.5%
Taiwan	10.3%	Consumer Discretionary	16.0%	Preferred Equities	3.4%
Singapore	9.5%	Utilities	7.6%	Corporate Bonds	1.6%
India[9]	7.3%	Industrials	7.5%	Cash and other	1.4%
Japan[9]	6.4%	Consumer Staples	7.4%
Thailand	6.1%	Health Care	3.8%	MARKET CAP EXPOSURE
Australia[9]	3.7%	Energy	3.6%	Large cap (over $5 billion)	60.5%
United Kingdom[9]	3.0%	Information Technology	3.3%	Mid cap ($1–$5 billion)	28.1%
Indonesia	2.1%	Materials	0.3%	Small cap (under $1 billion)	10.0%
Malaysia	0.9%	Cash and other	1.4%	Cash and other	1.4%
Philippines	0.6%
Cash and other	1.4%

[9]	As of 9/30/06, 7.3% of the assets of the Matthews Asian Growth and Income Fund were invested in India, 6.4% were invested in Japan, 3.7% were invested in Australia, and 3.0% were invested in the United Kingdom, all of which are not included in the MSCI All Country Far East ex-Japan Index.

[10]	As of 9/30/06, convertible bonds, which are not reflected in the Fund’s benchmark, the MSCI All Country Far East ex-Japan Index, accounted for 20.5% of the Matthews Asian Growth and Income Fund.

NUMBER OF POSITIONS	NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
92	$18.75	$1.82 billion	2.00% within 90 calendar days	None

800.789.ASIA [2742] www.matthewsfunds.com	21

MATTHEWS ASIAN GROWTH AND INCOME FUND

SCHEDULE OF INVESTMENTS* (UNAUDITED)

COMMON EQUITIES: 73.1%**

	SHARES	VALUE
CHINA/HONG KONG: 25.2%
Hang Lung Group, Ltd.	14,999,000	$38,601,394
Hang Seng Bank, Ltd.	2,552,300	32,253,270
Citic Pacific, Ltd.	9,512,000	29,302,818
Hengan International Group Co., Ltd.	13,606,000	29,235,614
CLP Holdings, Ltd.	4,775,200	28,930,762
Television Broadcasts, Ltd.	5,262,000	28,367,851
HongKong Electric Holdings, Ltd.	5,914,500	27,672,084
Café de Coral Holdings, Ltd.	16,415,100	26,127,119
Shangri-La Asia, Ltd.	11,327,400	25,182,824
China Life Insurance Co., Ltd. H Shares	10,979,000	21,477,022
I-CABLE Communications, Ltd.	99,698,000	19,579,617
Hong Kong & China Gas Co., Ltd.	7,989,000	18,724,900
China Netcom Group Corp. HK, Ltd.	9,625,000	17,271,665
PCCW, Ltd.	26,841,000	16,399,551
China Travel International Investment HK, Ltd.	69,908,000	15,434,111
Cheung Kong Infrastructure Holdings, Ltd.	4,475,500	13,701,126
Vitasoy International Holdings, Ltd.	31,031,000	12,228,141
Giordano International, Ltd.	24,585,000	11,991,682
Hang Lung Properties, Ltd.	5,216,920	11,142,786
PetroChina Co., Ltd. H Shares	9,756,000	10,494,026
ASM Pacific Technology, Ltd.	1,436,500	7,541,457
Wharf Holdings, Ltd.	2,115,000	7,248,497
PetroChina Co., Ltd. ADR	64,650	6,959,573
MTR Corp.	939,300	2,358,302
China Hong Kong Photo Products Holdings, Ltd.	14,998,003	1,386,093

Total China/Hong Kong		459,612,285

	SHARES	VALUE
SINGAPORE: 8.7%
Fraser and Neave, Ltd.	16,069,100	$41,886,399
StarHub, Ltd.	17,275,714	24,473,702
Parkway Holdings, Ltd.	13,564,000	23,912,608
CapitaMall Trust REIT	13,841,900	22,136,582
Singapore Post, Ltd.	33,312,000	21,183,768
Singapore Press Holdings, Ltd.	8,180,500	21,117,614
Yellow Pages, Ltd.	4,408,000	2,914,151

Total Singapore		157,624,824

SOUTH KOREA: 8.4%
SK Telecom Co., Ltd.	197,120	41,975,884
Hana Financial Group, Inc.	632,229	28,930,532
KT Corp.	505,730	21,805,848
Korea Electric Power Corp.	480,590	18,715,711
KT Corp. ADR	718,800	15,432,636
SK Telecom Co., Ltd. ADR	395,300	9,340,939
Daehan City Gas Co., Ltd.	280,300	7,064,893
GIIR, Inc.	309,540	5,119,473
Korea Electric Power Corp. ADR	259,750	5,078,112

Total South Korea		153,464,028

TAIWAN: 6.8%
President Chain Store Corp.	13,430,000	28,931,460
Chunghwa Telecom Co., Ltd. ADR	1,629,450	28,205,779
Far EasTone Telecommunications Co., Ltd.	20,607,000	22,320,748
Taiwan Semiconductor Manufacturing Co., Ltd.	12,333,000	22,245,792
Taiwan Secom Co., Ltd.	12,606,780	20,873,224
Chunghwa Telecom Co., Ltd.	660,960	1,096,358

Total Taiwan		123,673,361

22	MATTHEWS ASIAN FUNDS

SEPTEMBER 30, 2006

	SHARES	VALUE
JAPAN: 6.4%
Kao Corp.	1,138,000	$30,346,667
Nippon Building Fund, Inc. REIT	2,698	27,408,254
Japan Retail Fund Investment Corp. REIT	2,860	21,064,127
Tokyu REIT, Inc.	2,543	19,547,462
Japan Real Estate Investment Corp. REIT	2,258	19,115,344

Total Japan		117,481,854

THAILAND: 6.1%
Advanced Info Service Public Co., Ltd.	13,877,900	33,249,328
Bangkok Bank Public Co., Ltd.	6,926,200	20,281,698
BEC World Public Co., Ltd.	43,485,100	19,679,135
PTT Public Co., Ltd.	1,873,500	10,772,687
Charoen Pokphand Foods Public Co., Ltd.	60,463,500	7,693,745
MCOT Public Co., Ltd.	8,848,200	6,889,654
Advanced Info Service Public Co., Ltd. NVDR	2,408,400	5,770,158
Aeon Thana Sinsap Public Co., Ltd.	2,995,600	3,508,755
Thai Reinsurance Public Co., Ltd.	25,672,800	3,307,769

Total Thailand		111,152,929

AUSTRALIA: 3.7%
Insurance Australia Group, Ltd.	7,864,808	30,949,508
AXA Asia Pacific Holdings, Ltd.	5,566,844	26,968,333
Rural Press, Ltd.	1,131,130	9,357,659

Total Australia		67,275,500

	SHARES	VALUE
UNITED KINGDOM: 3.0%
HSBC Holdings PLC ADR	562,300	$51,467,319
HSBC Holdings PLC	196,800	3,589,595

Total United Kingdom		55,056,914

INDONESIA: 2.1%
PT Telekomunikasi Indonesia ADR	745,500	26,957,280
PT Tempo Scan Pacific	139,445,000	11,185,832

Total Indonesia		38,143,112

INDIA: 2.1%
Hindustan Lever, Ltd.	3,394,121	19,004,860
GAIL India, Ltd.	3,270,253	18,738,532

Total India		37,743,392

PHILIPPINES: 0.6%
Globe Telecom, Inc.	473,680	10,237,857

Total Philippines		10,237,857

TOTAL COMMON EQUITIES		1,331,466,056
(Cost $1,021,521,892)

See footnotes on page 25.

800.789.ASIA [2742] www.matthewsfunds.com	23

MATTHEWS ASIAN GROWTH AND INCOME FUND

SCHEDULE OF INVESTMENTS* (UNAUDITED) (continued)

PREFERRED EQUITIES: 3.4%**

	SHARES	VALUE
SOUTH KOREA: 3.4%
Hyundai Motor Co., Ltd., Pfd.	472,380	$23,962,209
Hyundai Motor Co., Ltd., 2nd Pfd.	305,760	15,962,530
Samsung Fire & Marine Insurance Co., Ltd., Pfd.	119,550	8,907,028
LG Household & Health Care, Ltd., Pfd.	177,830	7,028,631
LG Chem Ltd., Pfd.	242,450	5,931,538

Total South Korea		61,791,936

TOTAL PREFERRED EQUITIES		61,791,936
(Cost $21,280,151)

INTERNATIONAL DOLLAR BONDS: 22.1%**

	FACE AMOUNT	VALUE
CHINA/HONG KONG: 7.4%
Hong Kong Land CB 2005, Ltd., Cnv.
2.750%, 12/21/12	$48,400,000	$54,994,500
CNOOC Finance 2004, Ltd., Cnv.
0.000%, 12/15/09	31,603,000	37,212,533
Shangri-La Finance, Ltd., Cnv.
0.000%, 03/15/09	16,422,000	30,544,920
Brilliance China Automotive Finance, Ltd., Cnv.
0.000%, 11/28/08	12,170,000	12,306,913

Total China/Hong Kong		135,058,866

INDIA: 5.2%
Housing Development Finance Corp., Cnv.
0.000%, 09/27/10	31,800,000	37,245,750
Sun Pharmaceuticals Industries, Ltd., Cnv.
0.000%, 11/26/09	28,519,000	33,866,313
Tata Motors, Ltd., Cnv.
1.000%, 04/27/11	16,449,000	19,554,571
Reliance Communication, Ltd., Cnv.
0.000%, 05/10/11	4,700,000	4,723,500

Total India		95,390,134

SOUTH KOREA: 4.3%
SK Telecom Co., Ltd., Cnv.
0.000%, 05/27/09	28,430,000	34,293,688
LG.Philips LCD Co., Ltd., Cnv.
0.000%, 04/19/10	29,100,000	30,154,875
KT Corp.
5.875%, 06/24/14	14,000,000	14,237,160

Total South Korea		78,685,723

24	MATTHEWS ASIAN FUNDS

SEPTEMBER 30, 2006

	FACE AMOUNT	VALUE
TAIWAN: 3.5%
Cathay Financial Holding Co., Ltd., Cnv.
0.000%, 05/20/07	$30,706,000	$43,295,460
SinoPac Financial Holdings Co., Ltd., Cnv.
0.000%, 07/12/07	15,204,000	19,347,090

Total Taiwan		62,642,550

MALAYSIA: 0.9%
Prime Venture Labuan, Ltd., Cnv.
1.000%, 12/12/08	14,740,000	15,863,925

Total Malaysia		15,863,925

SINGAPORE: 0.8%
DBS Bank, Ltd.
7.875%, 08/10/09	12,845,000	13,735,929
Singapore Telecommunications, Ltd.
6.375%, 12/01/11	626,000	653,400

Total Singapore		14,389,329

VALUE
TOTAL INTERNATIONAL DOLLAR BONDS	$ 402,030,527
(Cost $365,835,175)

TOTAL INVESTMENTS: 98.6%	1,795,288,519
(Cost $1,408,637,218***)

CASH AND OTHER ASSETS,
LESS LIABILITIES: 1.4%	26,076,942

NET ASSETS: 100.0%	$1,821,365,461

*	On the last business day of the period, a third-party pricing service was used to fair value certain securities held by this fund (Note A).

**	As a percentage of net assets as of September 30, 2006.

***	Cost of investments is $1,408,637,218 and net unrealized appreciation consists of:

Gross unrealized appreciation	$416,023,047
Gross unrealized depreciation	(29,371,746)

Net unrealized appreciation	$386,651,301

ADR	American Depositary Receipt

Cnv.	Convertible

NVDR	Non Voting Depositary Receipt

Pfd.	Preferred

REIT	Real Estate Investment Trust

See accompanying notes to schedules of investments.

800.789.ASIA [2742] www.matthewsfunds.com	25

MATTHEWS ASIAN TECHNOLOGY FUND

PORTFOLIO MANAGER COMMENTARY

For the three-month period ended September 30, 2006, the Matthews Asian Technology Fund gained 7.55%, outperforming the MSCI/Matthews Asian Technology Index, which gained 5.78%, and the Lipper Science and Technology Funds Category Average, which gained 3.82% over the same period.

During the quarter, the Asian technology sector rebounded strongly as lower oil prices and stabilizing interest rates lifted the outlook for the sector. In addition, signs of decreasing inventory levels in key consumer electronics and stronger-than-expected prices for semiconductors, mainly DRAM (dynamic random access memory) products, contributed to the strong performance of the Asian technology sector. Positive macro-economic data released in Japan also boosted the Japanese technology sector, which had been lagging its neighbors

Lead Manager: J. Michael Oh Co–Managers: Mark W. Headley Andrew T. Foster	in the region. The Fund gained most from its positions in the technology hardware and equipment sector. This sector had been lagging other sectors in previous quarters due to concerns over rising inventories and declining prices for key consumer electronics. But as the outlook for holiday season sales improved, the sector regained some ground during the quarter. Stronger pricing trends in semiconductor memory also helped the Asian technology sector. DRAM prices increased, in part due to capacity constraints as many DRAM manufacturers converted their production lines to flash memory products in expectations of strong growth; however, the demand for DRAM products remained strong and a decreased supply of DRAM resulted in price increases. The telecommunication services sector continued to perform well in the third quarter. The demand for wireless communication services in emerging countries continued to show strong growth in Asia and contributed to the sector’s performance. In addition, the valuation of wireless communication services companies in developed countries in the region remained attractive and contributed to the sector’s outperformance.

The Internet and consumer electronics sectors underperformed during the quarter. The materials sector also underperformed, with LCD (liquid crystal display) related materials the weakest area. A faster-than-expected decline in LCD panel prices caused an overall decline in LCD component prices and component manufacturers could not decrease costs at the same rate, resulting in a broad decline in profitability. The Internet sector corrected in the third quarter. Despite its weakness in the third quarter, the Internet sector in general has been the one of the best-performing sectors so far this year and remains a significant part of the portfolio. The Internet sector is one of the few areas in the Asian technology sector in which most companies are deriving a majority of their revenues from their home markets, which in our view is one of the fastest-growing consumer groups in the world.

On a company basis, WiderThan was the largest contributor during the quarter. WiderThan is headquartered in Seoul, South Korea, and provides various mobile solutions such as ringback tones, music-on-demand and messaging. Its clients include leading wireless communication services companies in South Korea, the U.S. and other countries. During the quarter, RealNetworks, based in

26	MATTHEWS ASIAN FUNDS

SEPTEMBER 30, 2006

the U.S., agreed to acquire WiderThan at a substantial premium. The deal was still pending and had not been completed as of September 30, 2006. The second-highest contributor to Fund performance on a company basis was China Mobile. China Mobile is headquartered in Hong Kong and is China’s largest wireless communication services provider. The Chinese telecommunications sector has been experiencing strong subscriber growth.

Rakuten was the worst-performing company during the three-month period. The position was eliminated from the Fund during the quarter. Rakuten provides online retailing and financial services to Internet users in Japan. The Japanese Internet sector has been hurt by the corporate scandal involving Livedoor, one of the major local Internet companies. Although it has been many months since the scandal broke in Japan, the Internet sector has not fully recovered. NHN was the second-worst performer in the Fund. NHN is headquartered in Seoul, South Korea, and provides search, online casual games and portal services. The company also operates casual game services in China, Japan and the U.S. NHN remains the Fund’s largest Internet exposure. Despite its recent underperformance, we remain positive about its competitive leadership in the domestic Internet sector and its long-term growth prospects.

During the quarter, the Fund made a few changes in the software and services, semiconductor and IT services industries. It continued to overweight China, India and Korea and underweight Japan; the Fund is underweight the diversified telecommunication services industry while taking an overweight position in the wireless telecommunication services industry in emerging countries in the region compared to its benchmark. The Fund continues to look for long-term opportunities in a broad range of technology industries that we believe are poised to benefit from increasing demand from Asian consumers and overall growth in the Asia Pacific region.

800.789.ASIA [2742] www.matthewsfunds.com	27

MATTHEWS ASIAN TECHNOLOGY FUND

FUND AT A GLANCE

FUND DESCRIPTION	SYMBOL: MATFX

Under normal market conditions, the Matthews Asian Technology Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia that derive greater than 50% of their revenues from the sale of products or services in technology-related industries and services. Asia includes China, Hong Kong, India, Indonesia, Japan, Malaysia, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand.

Matthews considers technology-related industries and businesses to include, but not be limited to, the following: telecommunications, telecommunications equipment, computers, semiconductors, semiconductor capital equipment, networking, Internet and online service companies, media, office automation, server hardware producers, software companies (e.g., design, consumer and industrial), biotechnology and medical device technology companies, pharmaceuticals and companies involved in the distribution and servicing of these products.

PORTFOLIO MANAGERS
Lead Manager: J. Michael Oh Co–Managers: Mark W. Headley and Andrew T. Foster

PERFORMANCE AS OF SEPTEMBER 30, 2006
Fund Inception: 12/27/99	3 MO	YTD	1 YR	Average Annual Total Returns
				3 YRS	5 YRS	SINCE INCEPTION
Matthews Asian Technology Fund	7.55%	9.04%	21.09%	17.07%	19.70%	–4.13%
MSCI/Matthews Asian Technology Index[1]	5.78%	5.74%	18.77%	11.68%	12.46%	–9.34%[2]
Lipper Science and Tech Funds Category Average[3]	3.82%	1.13%	5.06%	7.67%	5.77%	–11.40%[2]

Assumes reinvestment of all dividends and/or distributions. All performance quoted is past performance and is no guarantee of future results. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the closure of the NYSE. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

[1]	The MSCI/Matthews Asian Technology Index is a free float–adjusted market capitalization–weighted index of Asian equities tracking a broad range of technology stocks including semiconductor equipment and products, communications equipment, computers and peripherals, electronic equipment and instruments, office electronics, software, IT consulting and services, Internet software and services, diversified telecommunications services, and wireless telecommunications services. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC Inc.

[2]	Calculated from 12/31/99.

[3]	As of 9/30/06, the Lipper Science and Technology Funds Category Average consisted of 297 funds for the three-month period, 292 funds for the YTD period, 288 funds for the one-year period, 259 funds for the three-year period, 227 funds for the five-year period, and 113 funds since 12/31/99. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.

OPERATING EXPENSES[4]		PORTFOLIO TURNOVER[6]
For the nine months ended 9/30/06 (annualized)[5]	1.40%	For the nine months ended 9/30/06 (annualized)[5]	41.63%
For Fiscal Year 2005	1.48%	For Fiscal Year 2005	29.76%

[4]	Includes management fee, administration and shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.

[5]	Unaudited.

[6]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

28	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF SEPTEMBER 30, 2006, UNLESS OTHERWISE NOTED

COUNTRY ALLOCATION		SECTOR ALLOCATION		MARKET CAP EXPOSURE
Japan	31.6%	Information I Technology	78.5%	Large cap (over $5 billion)	70.0%
South Korea	21.7%	Telecommunications Services	11.6%	Mid cap ($1–$5 billion)	16.0%
China/Hong Kong	17.1%	Consumer Discretionary	5.9%	Small cap (under $1 billion)	12.8%
Taiwan	15.6%	Health Care	1.6%	Cash and other	1.2%
India	8.6%	Materials	1.2%
Indonesia	1.6%	Cash and other	1.2%
Singapore	1.3%
Thailand	1.3%
Cash and other	1.2%

NUMBER OF POSITIONS	NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES

53	$7.12	$96.1 million	2.00% within 90 calendar days	None

800.789.ASIA [2742] www.matthewsfunds.com	29

MATTHEWS ASIAN TECHNOLOGY FUND

SCHEDULE OF INVESTMENTS UNA (UNAUDITED)

EQUITIES: 98.8%*

	SHARES	VALUE
JAPAN: 31.6%
Nintendo Co., Ltd.	15,585	$3,211,335
Sumco Corp.	37,800	2,800,000
Canon, Inc. ADR	52,800	2,760,912
Matsushita Electric Industrial Co., Ltd.	106,000	2,243,386
Sony Corp.	50,300	2,035,420
Hoya Corp.	51,000	1,921,270
Murata Manufacturing Co., Ltd.	27,500	1,908,995
Keyence Corp.	7,950	1,830,603
Hirose Electric Co., Ltd.	13,800	1,828,317
KDDI Corp.	259	1,613,748
Yahoo! Japan Corp.	3,812	1,434,441
Ibiden Co., Ltd.	26,500	1,399,873
Fujitsu, Ltd.	167,000	1,376,999
Nidec Corp.	16,600	1,252,114
Nitto Denko Corp.	19,400	1,149,630
Sysmex Corp.	28,400	1,081,905
Sharp Corp.	28,000	480,000

Total Japan		30,328,948

SOUTH KOREA: 21.7%
Samsung Electronics Co., Ltd.	10,898	7,647,315
NHN Corp. **	36,554	3,835,997
WiderThan Co., Ltd. ADR **	128,405	2,149,500
SK Telecom Co., Ltd.	7,519	1,601,140
CDNetworks Co., Ltd. **	44,911	1,559,130
LG.Philips LCD Co., Ltd. ADR **	58,900	977,151
ON*Media Corp. **	118,520	886,786
NCSoft Corp. **	14,203	875,070
Plantynet Co., Ltd.	43,650	871,847
LG Life Sciences, Ltd. **	9,482	485,999

Total South Korea		20,889,935

	SHARES	VALUE
CHINA/HONG KONG: 17.1%
China Mobile, Ltd. ADR	99,800	$3,527,930
The9, Ltd. ADR **	127,808	2,735,091
Tencent Holdings, Ltd.	1,015,000	2,337,302
Baidu.com ADR **	15,000	1,313,100
ASM Pacific Technology	240,000	1,259,972
Sohu.com, Inc. **	48,500	1,067,970
Sina Corp. **	39,600	995,940
TPV Technology, Ltd.	1,044,000	991,650
NetEase.com, Inc. ADR **	48,700	796,732
Vimicro International Corp. ADR **	68,200	751,564
ZTE Corp. H Shares	184,600	682,418

Total China/Hong Kong		16,459,669

TAIWAN: 15.6%
HON HAI Precision Industry Co., Ltd.	677,218	4,122,953
Taiwan Semiconductor Manufacturing Co., Ltd.	2,036,468	3,673,302
Foxconn Technology Co., Ltd.	244,950	2,205,456
Foxconn International Holdings, Ltd. **	618,000	1,903,821
MediaTek, Inc.	189,400	1,796,861
High Tech Computer Corp.	47,400	1,254,548

Total Taiwan		14,956,941

INDIA: 8.6%
Infosys Technologies, Ltd.	78,461	3,160,052
Tata Consultancy Services, Ltd.	79,326	1,765,381
Bharti Airtel, Ltd. **	160,300	1,637,905
I-Flex Solutions, Ltd.	37,263	1,166,005
Sify, Ltd. ADR**	56,400	517,188

Total India		8,246,531

30	MATTHEWS ASIAN FUNDS

SEPTEMBER 30, 2006

	SHARES	VALUE
INDONESIA: 1.6%
PT Telekomunikasi Indonesia ADR	41,800	$1,511,488

Total Indonesia		1,511,488

SINGAPORE: 1.3%
Unisteel Technology, Ltd.	1,010,000	1,303,636

Total Singapore		1,303,636

THAILAND: 1.3%
Advanced Info Service Public Co., Ltd.	486,700	1,166,059
Advanced Info Service Public Co., Ltd. NVDR	39,300	94,157

Total Thailand		1,260,216

VALUE
TOTAL INVESTMENTS: 98.8%	$94,957,364
(Cost $79,483,036***)

CASH AND OTHER ASSETS,
LESS LIABILITIES: 1.2%	1,114,716

NET ASSETS: 100.0%	$96,072,080

*	As a percentage of net assets as of September 30, 2006

**	Non–income producing security

***	Cost of investments is $79,483,036 and net unrealized appreciation consists of:

Gross unrealized appreciation	$17,755,948

Gross unrealized depreciation	(2,281,620)

Net unrealized appreciation	$15,474,328

ADR	American Depositary Receipt

NVDR	Non Voting Depositary Receipt

See accompanying notes to schedules of investments.

800.789.ASIA [2742] www.matthewsfunds.com	31

MATTHEWS CHINA FUND

PORTFOLIO MANAGER COMMENTARY

For the third quarter of 2006, the Matthews China Fund gained 7.58%, underperforming its benchmark MSCI China Index, which was up 8.80%. The Fund outperformed the Lipper China Region Funds Category Average, which gained 4.87% during the same period.

Chinese equities listed in Hong Kong continued to perform strongly during the quarter. After a brief correction in mid-July due to concerns of overheating in the economy and additional tightening measures to cool its economy, the market rallied during most of the remainder of the period. The H share index ended the quarter near the historical high level recorded in early May, while the China Affiliated Corporations (Red Chip) index reached its highest level in eight years. The market rally was mostly driven by strong interim results of listed companies, especially large-cap financials and telecom companies, which

Lead Manager: Richard H. Gao Co–Managers: Mark W. Headley G. Paul Matthews	reported much better-than-expected first-half earnings. Expectations of further renminbi appreciation, China’s continuing economic growth and an improved outlook for U.S. interest rates were also reasons behind the strong rally.

The month of September also saw a successful IPO listing of a major Chinese commercial bank, China Merchants Bank, in Hong Kong, which drew renewed interest toward other Chinese financial stocks listed on the Hong Kong Stock Exchange.

During the quarter, the Fund’s topcontributing sector was once again the financial sector, which includes banks,

insurance and property companies. China’s ongoing financial sector reforms and growing domestic demand have provided banks and insurance companies with good development environments. The government regulatory authorities are also loosening the limitation for insurance companies to invest more in stocks, mutual funds and fixed-income products instead of confining them to lowyielding types of investment. One of the key beneficiaries is China Life Insurance Company, which is the second-largest holding in the Matthews China Fund. China Life is the country’s largest life insurance company, with a market share of over 50%. Though China Life has grown rapidly in recent years, the company was constrained previously as to how it managed its investments. Now, as regulations have become less restrictive, the company may be able to follow a more prudent investment strategy, one which might allow for more balance sheet strength and improved profitability.

Telecom services was the second-largest contributor by sector to the Fund, driven mainly by the strong performance of China Mobile as the company continues to gain rural subscribers. On the negative side, industrials and information technology were the two sectors that posted negative returns during the quarter. Among them, Shanghai Zhenhua Port Machinery, the biggest contributor in the first half of 2006, corrected from its peak levels. Two Internet-related companies, Tom Online and NetEase, recorded weak performance amid competition and uncertainties in the industry.

The Fund underperformed its benchmark index by 1.22% for the third quarter. This was mainly due to the Fund’s relative

32	MATTHEWS ASIAN FUNDS

SEPTEMBER 30, 2006

underweight position in the telecom services sector, which is dominated by China Mobile. The company was up 25% during the quarter and accounted for around 19% of the benchmark index.

With China’s economy growing at 11.3% in the second quarter, there are growing concerns that the economy is overheating. During the third quarter, the government accelerated its rolling out of tightening measures to slow economic growth. In August, the central bank raised the one-year lending rate and one-year deposit rate by 27 basis points. This was the first time in two years that China raised the benchmark lending and deposit rates simultaneously, demonstrating its determination to keep the country’s growth rate under control. These measures are starting to have some effect; the latest numbers show that industrial production rose at its slowest pace in the last 17 months.

We continue to adhere to our traditional approach of bottom-up stock picking to find good long-term investment opportunities by focusing less on short-term macro economic swings and more on fundamental analysis and company visits.

During the third quarter, crude oil and other commodity prices declined sharply and this has reduced the pressure on companies that are sensitive to commodity prices, such as power producers, airlines and other industrial companies. We selectively increased our positions in airlines and power producers after a careful study of their cost structures.

We continue to like consumer stocks, as we are convinced during our numerous visits to China that domestic consumption will drive its future growth. During the third quarter,

we added to our positions in consumer stocks such as Shangri-La Asia and Ports Design. We also added Dongfeng Motor, a major auto manufacturer in China, to the portfolio while exiting Denway Motor, which is losing its competitive edge due to its limited new product launches. We also added China Merchants Bank to the portfolio. This is the Fund’s third Chinese mainland bank. We are impressed by the bank’s strong management team and its track record of attracting high-net-worth clients in China.

The Fund remains fully invested.

800.789.ASIA [2742] www.matthewsfunds.com	33

MATTHEWS CHINA FUND

FUND AT A GLANCE

FUND DESCRIPTION	SYMBOL: MCHFX

Under normal market conditions, the Matthews China Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in China. China includes its administrative and other districts, such as Hong Kong.

PORTFOLIO MANAGERS
Lead Manager: Richard H. Gao Co–Managers: Mark W. Headley and G. Paul Matthews

PERFORMANCE AS OF SEPTEMBER 30, 2006
Fund Inception: 2/19/98	3 MO	YTD	1 YR	Average Annual Total Returns
				3 YRS	5 YRS	SINCE INCEPTION
Matthews China Fund	7.58%	28.80%	26.00%	19.71%	20.40%	10.01%
MSCI China Index[1]	8.80%	34.59%	34.12%	30.24%	24.49%	–1.28%[2]
Lipper China Region Funds Category Average[3]	4.87%	27.38%	26.24%	19.95%	19.76%	8.62%[2]

Assumes reinvestment of all dividends and/or distributions. All performance quoted is past performance and is no guarantee of future results. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the closure of the NYSE. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

[1]	The MSCI China Index is a free float-adjusted market capitalization-weighted index of Chinese equities that includes China-affiliated corporations and H shares listed on the Hong Kong exchange, and B shares listed on the Shanghai and Shenzhen exchanges. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC Inc.

[2]	Calculated from 2/28/98.

[3]	As of 9/30/06, the Lipper China Region Funds Category Average consisted of 52 funds for the three-month period, 46 funds for the YTD period, 39 funds for the one-year period, 26 funds for the three-year period, 22 funds for the five-year period, and 16 funds since 2/28/98. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.

OPERATING EXPENSES[4]		PORTFOLIO TURNOVER[6]
For the nine months ended 9/30/06 (annualized)[5]	1.25%	For the nine months ended 9/30/06 (annualized)[5]	17.48%
For Fiscal Year 2005	1.30%	For Fiscal Year 2005	11.82%

[4]	Includes management fee, administration and shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.

[5]	Unaudited.

[6]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

34	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF SEPTEMBER 30, 2006, UNLESS OTHERWISE NOTED

CHINA EXPOSURE [7]		SECTOR ALLOCATION		MARKET CAP EXPOSURE
H Share	35.8%	Financials	23.2%	Large cap (over $5 billion)	46.9%
SAR (Hong Kong)	33.4%	Consumer Discretionary	17.8%	Mid cap ($1–$5 billion)	39.2%
China-affiliated corporations	17.1%	Industrials	12.6%	Small cap (under $1 billion)	11.8%
B Share	8.0%	Information Technology	11.9%	Cash and other	2.1%
Overseas Listed	3.6%	Energy	9.6%
Cash and other	2.1%	Telecommunications Services	7.1%
		Materials	6.2%
		Utilities	6.2%
		Consumer Staples	3.3%
		Cash and other	2.1%

[7]	H Shares are mainland China companies listed on the Hong Kong exchange but incorporated in mainland China. SAR (Hong Kong) companies are companies that conduct business in Hong Kong and/or mainland China. China-affiliated corporations, also known as “Red Chips,” are mainland China companies with partial state ownership listed and incorporated in Hong Kong. B Shares are mainland Chinese companies listed on the Shanghai and Shenzhen stock exchanges, available to both Chinese and non-Chinese investors. Overseas Listed companies are companies that conduct business in mainland China but are listed in overseas markets such as Japan, Singapore, Taiwan and the United States.

NUMBER OF POSITIONS	NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES

54	$19.01	$620.7 million	2.00% within 90 calendar days	None

800.789.ASIA [2742] www.matthewsfunds.com	35

MATTHEWS CHINA FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

EQUITIES: CHINA/HONG KONG: 97.9%*

	SHARES	VALUE
FINANCIALS: 23.2%

Real Estate: 9.8%
China Vanke Co., Ltd. B Shares	27,941,087	$29,409,217
Swire Pacific, Ltd. A Shares	2,083,500	21,769,288
Agile Property Holdings, Ltd.	11,624,000	9,459,565

		60,638,070

Commercial Banks: 7.7%
Bank of Communications Co., Ltd. H Shares	24,602,000	17,336,805
BOC Hong Kong Holdings, Ltd.	6,314,500	14,184,150
China Construction Bank Corp. H Shares	24,016,000	10,388,597
China Merchants Bank Co., Ltd. H Shares **	4,434,500	6,249,903

		48,159,455

Insurance: 5.7%
China Life Insurance Co., Ltd. H Shares	18,015,000	35,240,782

Total Financials		144,038,307

	SHARES	VALUE
CONSUMER DISCRETIONARY: 17.8%

Hotels, Restaurants & Leisure: 6.6%
Shangri-La Asia, Ltd.	9,921,600	$22,057,481
Café de Coral Holdings, Ltd.	7,924,100	12,612,406
China Travel International Investment HK, Ltd.	29,708,000	6,558,857

		41,228,744

Media: 4.2%
Television Broadcasts, Ltd.	2,542,000	13,704,120
Clear Media, Ltd. **	5,868,000	6,552,932
Pico Far East Holdings, Ltd.	29,514,000	5,909,884

		26,166,936

Distributors: 2.3%
Li & Fung, Ltd.	5,821,200	14,465,857

Specialty Retail: 1.9%
Li Ning Co., Ltd.	6,054,000	6,916,060
Giordano International, Ltd.	10,188,000	4,969,341

		11,885,401

Automobiles: 1.4%
Dongfeng Motor Group Co., Ltd. H Shares **	21,020,000	8,526,015

Textiles, Apparel & Luxury Goods: 1.3%
Ports Design, Ltd.	5,376,000	8,280,695

Diversified Consumer Services: 0.1%
New Oriental Education & Technology Group ADR **	12,000	291,000

Total Consumer Discretionary		110,844,648

36	MATTHEWS ASIAN FUNDS

SEPTEMBER 30, 2006

	SHARES	VALUE
INDUSTRIALS: 12.6%

Transportation Infrastructure: 6.3%
China Merchants Holdings International Co., Ltd.	4,312,581	$12,648,813
Beijing Capital International Airport Co., Ltd. H Shares	15,138,000	9,929,233
GZI Transport, Ltd.	19,618,000	9,317,143
COSCO Pacific, Ltd.	3,678,000	7,355,386

		39,250,575

Machinery: 3.3%
Shanghai Zhenhua Port Machinery Co., Ltd. B Shares	22,904,746	20,362,319

Capital Goods: 1.4%
NWS Holdings, Ltd.	4,060,000	8,411,160

Airlines: 1.0%
Air China, Ltd. H Shares	14,787,900	6,377,818

Air Freight & Logistics: 0.6%
Sinotrans, Ltd. H Shares	10,566,000	3,621,164

Total Industrials		78,023,036

	SHARES	VALUE
INFORMATION TECHNOLOGY: 11.9%

Computers & Peripherals: 4.8%
TPV Technology, Ltd.	16,998,000	$16,145,662
Lenovo Group, Ltd.	35,566,000	13,969,561

		30,115,223

Internet Software & Services: 3.6%
Sina Corp. **	333,200	8,379,980
NetEase.com, Inc. ADR **	491,400	8,039,304
Tom Online, Inc. ADR **	469,900	5,648,198

		22,067,482

IT Services: 2.5%
Travelsky Technology, Ltd. H Shares	6,089,000	7,675,095
Kingdee International Software Group Co., Ltd.	15,480,000	7,630,069

		15,305,164

Communications Equipment: 1.0%
ZTE Corp. H Shares	1,688,600	6,242,314

Total Information Technology		73,730,183

ENERGY: 9.6%

Oil & Gas: 7.6%
CNOOC, Ltd.	23,787,000	19,785,225
PetroChina Co., Ltd. H Shares	18,388,000	19,779,022
China Petroleum & Chemical Corp. (Sinopec) H Shares	11,782,000	7,319,656

		46,883,903

Energy Equipment & Services: 2.0%
China Oilfield Services, Ltd. H Shares	23,318,000	12,540,984

Total Energy		59,424,887

See footnotes on page 39.

800.789.ASIA [2742] www.matthewsfunds.com	37

MATTHEWS CHINA FUND

SCHEDULE OF INVESTMENTS ( UNAUDITED) (continued)

EQUITIES: CHINA/HONG KONG: 98.8%* (continued)

	SHARES	VALUE
TELECOMMUNICATIONS SERVICES: 7.1%

Wireless Telecom Services: 5.9%
China Mobile, Ltd.	4,953,583	$35,002,823
China Mobile, Ltd. ADR	50,500	1,785,175

		36,787,998

Diversified Telecom Services: 1.2%
China Telecom Corp., Ltd. H Shares	20,988,000	7,597,076

Total Telecommunications Services		44,385,074

MATERIALS: 6.2%

Metals & Mining: 2.5%
China Shenhua Energy Co., Ltd. H Shares	9,478,500	15,256,800

Containers & Packaging: 2.4%
Nine Dragons Paper Holdings, Ltd. **	13,188,000	14,913,554

Construction Materials: 1.3%
China National Building Material Co., Ltd. H Shares	16,834,000	8,102,982

Total Materials		38,273,336

	SHARES	VALUE
UTILITIES: 6.2%

Electric Utilities: 4.5%
Cheung Kong Infrastructure Holdings, Ltd.	2,824,500	$8,646,817
Datang International Power Generation Co., Ltd. H Shares	10,516,000	7,896,466
Huaneng Power International, Inc. H Shares	10,774,000	7,772,122
Huaneng Power International, Inc. ADR	116,700	3,374,964

		27,690,369

Gas Utilities: 1.7%
Hong Kong & China Gas Co., Ltd.	4,501,400	10,550,540

Total Utilities		38,240,909

CONSUMER STAPLES: 3.3%

Food & Staples Retailing: 1.9%
Lianhua Supermarket Holdings Co., Ltd. H Shares	10,324,000	11,926,604

Beverages: 1.4%
Tsingtao Brewery Co., Ltd. H Shares	6,351,000	8,559,684

Total Consumer Staples		20,486,288

HEALTH CARE: 0.0%#

Health Care Equipment & Supplies: 0.0%#
Moulin Global Eyecare Holdings **,***	7,192,000	0

Total Health Care		0

38	MATTHEWS ASIAN FUNDS

SEPTEMBER 30, 2006

VALUE
TOTAL INVESTMENTS: 97.9%	$607,446,668
(Cost $439,882,230****)

CASH AND OTHER ASSETS,
LESS LIABILITIES: 2.1%	13,290,446

NET ASSETS: 100.0%	$620,737,114

*	As a percentage of net assets as of September 30, 2006

**	Non–income producing security

***	Illiquid and fair valued under direction of the Board of Trustees

****	Cost of investments is $439,882,230 and net unrealized appreciation consists of:
	Gross unrealized appreciation	$184,713,495
	Gross unrealized depreciation	(17,149,057)

	Net unrealized appreciation	$167,564,438

#	Amount is less than 0.1%
ADR	American Depositary Receipt

See accompanying notes to schedules of investments.

800.789.ASIA [2742] www.matthewsfunds.com	39

MATTHEWS INDIA FUND

PORTFOLIO MANAGER COMMENTARY

For the three months ended September 30, 2006, the Matthews India Fund returned 17.88%, while its benchmark, the Bombay Stock Exchange 100 index (BSE 100), rose 18.46%.

As we stated at the Fund’s inception, volatility is likely to be a constant companion in the Indian market, and this statement has proven particularly true thus far this year. After substantial gains in the first quarter, and a sharp sell-off in the second, the market recovered much lost ground during the third quarter, driven by a string of good earnings results. Amidst the second quarter correction, some market observers suggested that declining equities were forecasting slower earnings growth.

Lead Manager: Andrew T. Foster Co-Managers: Mark W. Headley Sharat Shroff	Yet the opposite held true: corporate profits expanded 22% during the quarter ended June 30, versus expectations of 18% growth. Macroeconomic growth also continued to run at the high end of expectations, with GDP expanding 8.9% in the last quarter, well ahead of forecasts. Some of the recent strength in domestic demand is reflected in the country’s highest recorded quarterly trade deficit of $18 billion.

Consistent with events during the prior quarter, large companies in the portfolio continued to outpace smaller companies; however, a handful of the Fund’s medium-sized companies performed somewhat better. Ashok Leyland, one of the Fund’s key mid-cap holdings, and India’s second largest manufacturer of commercial vehicles, made a strong contribution to performance. Ashok’s market share has been geographically constrained within India due to an accident of regulatory history as much as anything else. We believe that the company is well positioned to benefit from the secular growth of the commercial vehicle industry; yet the company has the potential to do even better if it manages to move beyond its home market in Tamil Nadu, and expand into other parts of India. In order for India’s economic growth to be sustained, many infrastructure bottlenecks must be unlocked, transport and logistics being a critical one. Ashok is in the process of broadening its portfolio of trucks and other vehicles to further tap into such growth opportunities.

Interest-rate conditions remained benign even as demand conditions were robust. Bank lending continues to run at a strong pace, circa 30% per annum. Yet thus far, the surge in credit demand has not translated to higher interest rates. The yield on the local 10-year bond fell approximately 0.5% during the quarter, moderated by tame inflation data. India’s government does not produce an estimate for national consumer price inflation; instead it relies on readings of wholesale price inflation (WPI). Though the latter statistic fails to capture some key components of inflation, recent readings continue to suggest that WPI is running at a relatively healthy level of approximately 5%.

We are encouraged that some of the recent surge in demand—which would typically beget higher inflation—appears to have been offset by an increase in supply, thereby mitigating some of the economy’s inflationary pressures. Nonetheless, we remain concerned that inflation may be higher than WPI would suggest, and rising. For instance, WPI does not capture service sector inflation, which is

40	MATTHEWS ASIAN FUNDS

SEPTEMBER 30, 2006

running much higher than general producer inflation. Furthermore, the government’s policy of subsidizing energy prices means that some economy-wide costs are artificially muted. The future path of interest rates is, as always, beyond prediction; yet going forward, interest-rate conditions may be less forgiving relative to the recent past.

Following weak performance during the first half of the year, banking stocks recovered strongly during the third quarter. Earnings results from the first fiscal quarter (ended June 30) dispelled any lingering concerns about asset quality within the banking system.

Corporation Bank, a medium-sized bank in India, was among the leading contributors to the Fund’s gains during the quarter. Corporation Bank is a 100-year-old company that has been historically well-run, and was the first public sector bank to issue results based on U.S. GAAP standards. The bank’s stock faced some turbulence late last year as the company coped with rapid growth in retail assets and depreciation of its investment book. However, management has shown the willingness to recognize missteps, and the benign rate environment has also lifted investor outlook towards the stock. We continue to believe that banks such as Corporation will emerge as key drivers of financial intermediation within the Indian economy.

During the third quarter, one of the best-performing segments of the market was in property and real estate. The Fund has thus far failed to participate in this growth. This is in part due to a dearth of listings. Even though real estate accounts for 5% to 6% of India’s GDP, it only accounts for 1% of India’s market capitalization. Furthermore, companies in the sector are only now becoming professionalized: Most companies in the sector lack transparent balance sheets and seasoned business models. Intense speculation in real estate has also meant that valuations in many instances may not be credible. Our trips to the country have revealed empty housing complexes, and point to speculative demand for apartments. Nevertheless, we believe strongly in the potential growth of this sector, and we intend to build exposure to real estate as and when we can find high-quality companies.

800.789.ASIA [2742] www.matthewsfunds.com	41

MATTHEWS INDIA FUND

FUND AT A GLANCE

FUND DESCRIPTION	SYMBOL: MINDX

Under normal market conditions, the Matthews India Fund, a non-diversified fund, seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in publicly traded common stocks, preferred stocks and convertible securities of Indian companies.

PORTFOLIO MANAGERS
Lead Manager: Andrew T. Foster Co–Managers: Mark W. Headley and Sharat Shroff

PERFORMANCE AS OF SEPTEMBER 30, 2006
Fund Inception: 10/31/05	3 MO	YTD	SINCE INCEPTION[1]
Matthews India Fund	17.88%	18.82%	34.50%
Bombay Stock Exchange 100 Index[2]	18.46%	26.96%	51.40%

Assumes reinvestment of all dividends and/or distributions. All performance quoted is past performance and is no guarantee of future results. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the closure of the NYSE. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

[1]	Actual returns; not annualized.

[2]	The Bombay Stock Exchange 100 Index (BSE 100) is a free float–adjusted market capitalization–weighted index of the 100 stocks listed on the Bombay Stock Exchange. It is not possible to invest directly in an index. Source: Index data from Bloomberg; total return calculations performed by PFPC Inc.

OPERATING EXPENSES[3]		PORTFOLIO TURNOVER[6]
For the nine months ended 9/30/06 (annualized)[4]	1.39%	For the nine months ended 9/30/06 (annualized)[4]	31.25%
For Fiscal Year 2005 (annualized)[5]	2.00%	For Fiscal Year 2005 (annualized)[5]	0.00%

[3]	Includes management fee, administration and shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.

[4]	Unaudited.

[5]	Since Fund inception on 10/31/05.

[6]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

42	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF SEPTEMBER 30, 2006, UNLESS OTHERWISE NOTED

COUNTRY ALLOCATION		SECTOR ALLOCATION		MARKET CAP EXPOSURE
India	99.1%	Financials	17.3%	Large cap (over $5 billion)	30.7%
Cash and other	0.9%	Industrials	15.7%	Mid cap ($1–$5 billion)	41.1%
		Consumer Discretionary	15.6%	Small cap (under $1 billion)	27.3%
		Information Technology	12.6%	Cash and other	0.9%
		Health Care	11.0%
		Consumer Staples	10.5%
		Utilities	7.5%
		Telecommunications Services	4.8%
		Energy	4.1%
		Cash and other	0.9%

NUMBER OF POSITIONS	NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES

45	$13.45	$489.6 million	2.00% within 90 calendar days	None

800.789.ASIA [2742] www.matthewsfunds.com	43

MATTHEWS INDIA FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

EQUITIES: INDIA: 94.8%*

	SHARES	VALUE
INDUSTRIALS: 15.7%

Industrial Conglomerates: 8.5%
Jain Irrigation Systems, Ltd.	1,901,100	$11,387,972
Larsen & Toubro, Ltd.	380,080	10,530,926
Siemens India, Ltd.	402,722	9,414,093
MAX India, Ltd. **	298,491	5,209,700
Gati, Ltd. **	2,569,172	4,713,179
Engineers India, Ltd.	48,252	535,158

		41,791,028

Machinery: 6.7%
Ashok Leyland, Ltd.	21,935,277	21,517,348
Tata Motors, Ltd.	605,538	11,361,831

		32,879,179

Airlines: 0.5%
Jet Airways India, Ltd.	165,474	2,332,850

Total Industrials		77,003,057

CONSUMER DISCRETIONARY: 15.6%

Media: 5.9%
ZEE Telefilms, Ltd. **	1,618,908	10,786,845
Balaji Telefilms, Ltd.	1,408,115	4,188,318
Sun TV, Ltd.	133,454	3,729,592
Television Eighteen India, Ltd.	274,900	3,605,575
PVR, Ltd.	627,251	3,490,343
Inox Leisure, Ltd. **	1,001,527	3,288,629

		29,089,302

Automobile: 3.3%
Bajaj Auto, Ltd.	145,722	9,507,706
Hero Honda Motors, Ltd.	391,007	6,597,525

		16,105,231

Textiles, Apparel & Luxury Goods: 2.7%
Titan Industries, Ltd.	394,589	6,931,621
Bata India, Ltd. **	1,248,500	6,056,958

		12,988,579

Household Durables: 2.2%
Voltas, Ltd.	4,671,750	10,543,863

Hotels, Restaurants & Leisure: 1.5%
Indian Hotels Co., Ltd.	240,820	7,261,831

Total Consumer Discretionary		75,988,806

	SHARES	VALUE
FINANCIALS: 13.0%

Commercial Banks: 11.1%
HDFC Bank, Ltd.	948,033	$19,102,065
Corporation Bank	2,102,831	18,951,807
UTI Bank, Ltd.	1,984,200	16,383,422

		54,437,294

Diversified Financials: 1.9%
Financial Technologies India, Ltd.	250,355	9,402,009

Total Financials		63,839,303

INFORMATION TECHNOLOGY: 12.6%

IT Services: 6.4%
Infosys Technologies, Ltd.	471,672	18,996,802
Wipro, Ltd.	1,065,435	12,177,394

		31,174,196

Internet Software & Services: 3.1%
Sify, Ltd. ADR **	1,641,200	15,049,804

Software: 3.1%
I-Flex Solutions, Ltd.	477,607	14,944,913

Total Information Technology		61,168,913

HEALTH CARE: 11.0%

Pharmaceuticals: 6.7%
Sun Pharmaceuticals Industries, Ltd.	810,825	16,443,372
Cipla, Ltd.	2,866,657	16,385,356

		32,828,728

Health Care Equipment & Supplies: 2.8%
Glenmark Pharmaceuticals, Ltd.	2,014,285	13,789,683

Health Care Providers & Services: 1.5%
Apollo Hospitals Enterprise, Ltd.	709,821	7,357,100

Total Health Care		53,975,511

CONSUMER STAPLES: 10.5%

Household Products: 8.8%
Dabur India, Ltd.	7,342,571	21,871,828
Hindustan Lever, Ltd.	2,372,269	13,283,157
Marico, Ltd.	699,372	7,944,744

		43,099,729

44	MATTHEWS ASIAN FUNDS

SEPTEMBER 30, 2006

	SHARES	VALUE
Food Products: 1.7%
Nestle India, Ltd.	347,145	$8,044,618
Britannia Industries, Ltd.	8,579	208,091

		8,252,709

Total Consumer Staples		51,352,438

UTILITIES: 7.5%

Electric Utilities: 4.0%
CESC, Ltd.	2,955,120	19,715,814

Gas Utilities: 3.5%
GAIL India, Ltd.	3,012,201	17,259,895

Total Utilities		36,975,709

TELECOMMUNICATIONS SERVICES: 4.8%

Wireless Telecom Services: 4.8%
Bharti Airtel, Ltd. **	1,245,191	12,723,046
Reliance Communication Ventures, Ltd. **	1,399,755	10,564,073

Total Telecommunications Services		23,287,119

ENERGY: 4.1%

Oil & Gas: 4.1%
Reliance Industries, Ltd.	418,371	10,674,496
Chennai Petroleum Corp., Ltd.	2,132,245	9,622,379

Total Energy		20,296,875

TOTAL EQUITIES: INDIA		463,887,731
(Cost $431,250,930)

INTERNATIONAL DOLLAR BONDS: 4.3%*

	FACE AMOUNT	VALUE
FINANCIALS: 4.3%

Commercial Banks: 4.3%
Housing Development Finance Corp., Cnv. 0.000%, 09/27/10	$18,000,000	$21,082,500

Total Financials		21,082,500

TOTAL INTERNATIONAL DOLLAR BONDS		21,082,500
(Cost $20,368,708)

TOTAL INVESTMENTS: 99.1%		484,970,231
(Cost $451,619,638***)

CASH AND OTHER ASSETS,
LESS LIABILITIES: 0.9%		4,588,618

NET ASSETS: 100.0%		$489,558,849

*	As a percentage of net assets as of September 30, 2006

**	Non–income producing security

***	Cost of investments is $451,619,638 and net unrealized appreciation consists of:

	Gross unrealized appreciation	$47,726,758
	Gross unrealized depreciation	(14,376,165)

	Net unrealized appreciation	$33,350,593

ADR	American Depositary Receipt
Cnv.	Convertible

See accompanying notes to schedules of investments.

800.789.ASIA [2742] www.matthewsfunds.com	45

MATTHEWS JAPAN FUND

PORTFOLIO MANAGER COMMENTARY

The Matthews Japan Fund fell 3.66% during third quarter of 2006. Both of the Fund’s benchmarks fell less, with the TOPIX Index down 1.20% and the MSCI Developed Markets Japan Index down 0.68%. The Lipper Japanese Funds Category Average fell 2.04% over the same period.

One of the more notable issues of the period was the continued underperformance of smaller and medium-sized companies. U.S. investors may not be aware that smaller-capitalization indices in Japan were down as much as 53% year-to-date, with the JASDAQ Index down over 34% in U.S. dollar terms at the time of this writing. The ill effects of the collapse in January of the Internet-related company LiveDoor and the disgrace of prominent corporate reformer Yoshiaki Murakami a few months later undermined investor confidence. We remain committed to a portfolio structure that includes significant exposure

Lead Manager: Mark W. Headley Co-Managers: David Ishibashi Taizo Ishida	to smaller and medium-sized companies as we strongly believe that many of the best long-term opportunities in the market can be found here.

As of September 29, 2006, the Matthews Japan Fund enhanced its investment team by the addition of two highly experienced portfolio managers, both with over 20 years of experience in the Japanese market. David Ishibashi and Taizo Ishida bring a great depth of experience as well as many years as professional associates while working in different firms. With two dedicated Japan analysts supporting the three portfolio managers now working on the Fund, we believe our team is fully prepared to address the breadth and depth of Japan’s equity market, the second largest in the world.

The Japanese market suffered a period of uncertainty during the third quarter as domestic consumption was somewhat weaker than had been anticipated. Still, recent business sentiment has been strong, boding well for corporate spending, and with a new Prime Minister in office, some of the uncertainty faced by the market seems to be easing. The falling price of oil is a significant positive for Japan given its dependence on imported oil. The yen has weakened against the dollar to levels not seen for some time.

The portfolio saw general weakness during the quarter, with most of the losses in the consumer discretionary and financial sectors. There was no general theme to the weakness beyond investor nervousness regarding the outlook for the domestic Japanese market as well as any impact from potential weakness in U.S. consumption. The portfolio saw positive returns from both the healthcare and information technology sectors. Both consumer staples and materials exposure were modestly negative.

Within the portfolio, there have been two major areas of active change. We have continued to increase our exposure to the recovering property sector in Japan, and we are searching for strong candidate positions in the smaller and medium-sized companies that have seen such weak performance this year. This effort is combined with the addition of KK DaVinci Advisors, an innovative mid-cap property management company with an exceptionally entrepreneurial chief executive officer. With a market capitalization of approximately $1.5 billion, this is very much the type of company we are looking

46	MATTHEWS ASIAN FUNDS

SEPTEMBER 30, 2006

to include in the portfolio. The portfolio is undergoing a significant overhaul with the new team members contributing across the board.

Overall, we remain convinced that the Japanese market is enjoying a secular recovery driven by better corporate management and a less-regulated market environment. While this has not been an easy year for those who believe in the “new” entrepreneurs of Japan, we have no doubt that better business practices and more-aggressive management are delivering a new era of growth in Japan. We do not believe that Japan’s aging population presents a major challenge, as the key to growth is productivity enhancement, not a larger population.

On a final note, there is real concern in North Asia over the actions of North Korea with its recent nuclear test. Japan is particularly concerned about these events given the historical animosity North Korea has demonstrated toward Japan. It is something of a silver lining that Japan, China and South Korea have resumed high-level state communications with a significant focus on this dangerous issue.

NEW MATTHEWS JAPAN FUND CO-MANAGERS
David Ishibashi

Mr. Ishibashi is Co-Portfolio Manager of the Matthews Japan Fund. Prior to joining Matthews in 2006, Mr. Ishibashi was a Vice President and a Japan analyst on the international and global small-cap equities team at Lazard Asset Management from 2003 to 2006. Previously, he was a Director and portfolio manager for Citigroup Capital Markets from 1993 to 2003. Prior to his time at Citigroup Capital Markets, he held various positions at S.G. Warburg & Co., Baring Securities, Nomura Securities International and Rockwell International in Los Angeles from 1976 to 1993. Mr. Ishibashi is a graduate of the Intercultural Japanese Language Institute in Tokyo, Japan, and holds a B.A. in Psychology and a Minor in Child Development from California State University, Los Angeles.

Taizo Ishida

Mr. Ishida is Co-Portfolio Manager of the Matthews Japan Fund. Prior to joining Matthews in 2006, Mr. Ishida was a Vice President and a Japan and Pacific Basin portfolio manager at Wellington Management Company from 2000 to 2006. Previously, he was a Senior Securities Analyst and a member of the international investment team at USAA Investment Management Company from 1997 to 2000. Prior to his time at USAA, Mr. Ishida held various positions at Sanford C. Bernstein and Co. from 1990 to 1997, and Yamaichi International from 1987 to 1990. He began his career as a program officer with the United Nations Development Program in Dhaka, Bangladesh from 1984 to 1987. Mr. Ishida holds an M.A. in International Relations from The City College of New York and a B.A. in Social Science from International Christian University in Tokyo, Japan.

800.789.ASIA [2742] www.matthewsfunds.com	47

MATTHEWS JAPAN FUND

FUND AT A GLANCE

FUND DESCRIPTION	SYMBOL: MJFOX

Under normal market conditions, the Matthews Japan Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Japan.

PORTFOLIO MANAGERS
Lead Manager: Mark W. Headley Co–Managers: David Ishibashi and Taizo Ishida

PERFORMANCE AS OF SEPTEMBER 30, 2006
Fund Inception: 12/31/98	3 MO	YTD	1 YR	Average Annual Total Returns
				3 YRS	5 YRS	SINCE INCEPTION
Matthews Japan Fund	–3.66%	–5.95%	4.18%	12.15%	11.66%	9.40%
MSCI Developed Markets Japan Index[1]	–0.68%	1.26%	13.26%	16.93%	11.17%	5.24%
TOPIX[2]	–1.20%	–1.56%	10.74%	15.42%	10.76%	5.80%
Lipper Japanese Funds Category Average[3]	–2.04%	–5.96%	10.47%	15.11%	10.55%	5.78%

Assumes reinvestment of all dividends and/or distributions. All performance quoted is past performance and is no guarantee of future results. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the closure of the NYSE. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

[1]	The MSCI Developed Markets Japan Index is a free float–adjusted market capitalization–weighted index of Japanese equities listed in Japan. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC Inc.

[2]	The Tokyo Price Index (TOPIX) is a capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. It is not possible to invest directly in an index. Source: Index data from Bloomberg; total return calculations performed by PFPC Inc.

[3]	As of 9/30/06, the Lipper Japanese Funds Category Average consisted of 53 funds for the three-month period, 41 funds for the YTD and one-year periods, 37 funds for the three-year period, 33 funds for the five-year period, and 28 funds since 12/31/98. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.

OPERATING EXPENSES[4]		PORTFOLIO TURNOVER[6]
For the nine months ended 9/30/06 (annualized)[5]	1.23%	For the nine months ended 9/30/06 (annualized)[5]	55.79%
For Fiscal Year 2005	1.28%	For Fiscal Year 2005	20.88%

[4]	Includes management fee, administration and shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.

[5]	Unaudited.

[6]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

48	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF SEPTEMBER 30, 2006, UNLESS OTHERWISE NOTED

COUNTRY ALLOCATION		SECTOR ALLOCATION		MARKET CAP EXPOSURE
Japan	99.3%	Consumer Discretionary	31.8%	Large cap (over $5 billion)	61.8%
Cash and other	0.7%	Financials	27.9%	Mid cap ($1–$5 billion)	27.7%
		Information Technology	14.6%	Small cap (under $1 billion)	9.8%
		Health Care	11.3%	Cash and other	0.7%
		Industrials	5.7%
		Consumer Staples	4.5%
		Materials	3.5%
		Cash and other	0.7%

NUMBER OF POSITIONS	NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
48	$17.38	$350.4 million	2.00% within 90 calendar days	None

800.789.ASIA [2742] www.matthewsfunds.com	49

MATTHEWS JAPAN FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

EQUITIES: JAPAN: 99.3%*

	SHARES	VALUE
CONSUMER DISCRETIONARY: 31.8%

Household Durables: 10.2%
Sekisui House, Ltd.	837,000	$12,662,171
Matsushita Electric Industrial Co., Ltd.	346,000	7,322,751
Sony Corp. ADR	166,800	6,732,048
Sharp Corp.	312,000	5,348,571
Makita Corp.	123,900	3,639,644

		35,705,185

Specialty Retail: 5.3%
Yamada Denki Co., Ltd.	106,100	10,634,701
Nitori Co., Ltd.	179,000	8,107,090

		18,741,791

Multiline Retail: 4.9%
Ryohin Keikaku Co., Ltd.	144,800	10,235,598
Don Quijote Co., Ltd.	325,500	6,888,889

		17,124,487

Automobiles: 4.4%
Honda Motor Co., Ltd. ADR	241,000	8,104,830
Toyota Motor Corp. ADR	66,800	7,274,520

		15,379,350

Internet & Catalog Retail: 3.6%
ASKUL Corp.	438,700	8,579,022
Rakuten, Inc.	10,207	4,000,712

		12,579,734

Hotels, Restaurants & Leisure: 1.7%
Resorttrust, Inc.	124,140	3,625,676
H.I.S. Co., Ltd.	97,000	2,455,280

		6,080,956

Leisure, Equipment & Products: 1.7%
Shimano, Inc.	216,400	6,045,460

Total Consumer Discretionary		111,656,963

	SHARES	VALUE
FINANCIALS: 27.9%

Commercial Banks: 13.0%
The Sumitomo Trust & Banking Co., Ltd.	1,484,000	$15,527,822
Mizuho Financial Group, Inc.	1,310	10,158,392
The Chiba Bank, Ltd.	925,000	8,245,714
The Joyo Bank, Ltd.	1,329,000	7,886,806
The Toyko Star Bank, Ltd.	1,170	3,654,857

		45,473,591

Insurance: 5.2%
T&D Holdings, Inc.	158,795	11,493,733
The Fuji Fire & Marine Insurance Co., Ltd.	1,686,000	6,765,410

		18,259,143

Capital Markets: 3.6%
Monex Beans Holdings, Inc.	8,735	7,313,367
Nomura Holdings, Inc.	296,000	5,212,106

		12,525,473

Real Estate: 3.5%
KK DaVinci Advisors **	4,669	4,466,430
JOINT Corp.	115,100	3,936,542
Japan Logistics Fund, Inc.	511	3,772,207

		12,175,179

Consumer Finance: 2.6%
Credit Saison Co., Ltd.	217,200	9,156,876

Total Financials		97,590,262

50	MATTHEWS ASIAN FUNDS

SEPTEMBER 30, 2006

	SHARES	VALUE
INFORMATION TECHNOLOGY: 14.6%

Electronic Equipment & Instruments: 8.9%
Hoya Corp.	213,900	$8,058,032
Keyence Corp.	34,370	7,914,193
Nidec Corp.	92,900	7,007,314
Murata Manufacturing Co., Ltd.	69,800	4,845,376
Horiba, Ltd.	114,300	3,483,429

		31,308,344

Office Electronics: 2.9%
Canon, Inc. ADR	192,450	10,063,211

Software: 2.8%
Nintendo Co., Ltd.	47,215	9,728,788

Total Information Technology		51,100,343

HEALTH CARE: 11.3%

Health Care Equipment & Supplies: 8.4%
Terumo Corp.	284,300	10,782,341
Sysmex Corp.	264,600	10,080,000
Nakanishi, Inc.	64,000	8,419,556

		29,281,897

Pharmaceuticals: 2.9%
Takeda Pharmaceutical Co., Ltd.	163,700	10,213,494

Total Health Care		39,495,391

INDUSTRIALS: 5.7%

Commercial Services & Supplies: 5.0%
Secom Co., Ltd.	199,000	9,855,238
PRONEXUS, Inc.	516,400	5,202,252
Toppan Forms Co., Ltd.	182,200	2,302,854

		17,360,344

Building Products: 0.7%
TOTO, Ltd.	271,000	2,555,716

Total Industrials		19,916,060

	SHARES	VALUE
CONSUMER STAPLES: 4.5%

Beverages: 2.9%
Ito En, Ltd.	299,700	$10,326,171

Food & Staples Retailing: 1.6%
Unicharm Petcare Corp.	140,500	5,756,783

Total Consumer Staples		16,082,954

MATERIALS: 3.5%

Chemicals: 3.5%
Nitto Denko Corp.	143,700	8,515,556
Teijin, Ltd.	677,000	3,645,054

Total Materials		12,160,610

TOTAL INVESTMENTS: 99.3%		348,002,583
( Cost $312,915,820***)

CASH AND OTHER ASSETS,
LESS LIABILITIES: 0.7%		2,409,781

NET ASSETS: 100.0%		$350,412,364

*	As a percentage of net assets as of September 30, 2006

**	Non–income producing security

***	Cost of investments is $312,915,820 and net unrealized appreciation consists of:

Gross unrealized appreciation	$52,905,965
Gross unrealized depreciation	(17,819,202)

Net unrealized appreciation	$35,086,763

ADR American	Depositary Receipt

See accompanying notes to schedules of investments.

800.789.ASIA [2742] www.matthewsfunds.com	51

MATTHEWS KOREA FUND

PORTFOLIO MANAGER COMMENTARY

For the three-month period ended September 30, the Matthews Korea Fund gained 3.82%, underperforming its benchmark KOSPI, which gained 6.14%, and the Lipper Pacific ex-Japan Funds Category Average, which gained 5.99%.

After dipping in June, the market started to rally as pressure from high oil prices and rising interest rates eased. Foreign selling pressure also eased during the quarter while domestic institutional investors’ equity exposure steadily rose throughout the period. Korean exports continued to show strong growth and broke all-time highs in September despite the Korean won’s continuing strength. Domestic politics remained relatively uneventful during the quarter. Domestic consumer sentiment and spending in Korea were subdued during the quarter, in part due to weak corporate investment in the domestic market. In

Co–Managers: G. Paul Matthews Mark W. Headley	general, Korean companies are investing less in the domestic market while at the same time they are increasing their investment in overseas markets such as China and the U.S.

The Fund underperformed the KOSPI during the period primarily due to its underweight position in the industrial sector. The industrial sector had a strong comeback in the third quarter as construction, shipbuilders and other cyclical stocks experienced a strong rebound. The Fund fundamentally underweights cyclical sectors and believes that consumer, financials and information technology sector should outperform cyclical sectors over the long term.

On a sector basis, the largest contribution to the Fund came from information technology. The sector had been lagging other sectors in the previous quarters due to concerns over rising inventories and declining prices of key consumer electronics, but as the outlook for holiday season sales improved, the sector regained some ground. The second-largest contributing sector to fund performance came from healthcare, which underperformed during the first half of 2006 and rebounded during the quarter as concerns over potential negative impact from a freetrade agreement with the U.S. eased.

On a company basis, Samsung Electronics made the largest contribution to Fund performance. The company benefited mainly from the rise in dynamic random access memory (DRAM) prices. DRAM prices increased in part due to capacity constraints. Many DRAM manufacturers had converted their production lines to flash memory products, expecting strong growth from flash memory in 2006; however, demand for DRAM products remained strong and the subsequent decreased supply of DRAM resulted in price increases. WiderThan was the second-largest contributor during the quarter. WiderThan provides various mobile solutions such as ringback tones, music-ondemand and messaging. Its clients include leading wireless communication services companies in South Korea, U.S. and other countries. During the quarter, RealNetworks, based in the U.S., agreed to acquire WiderThan at a substantial premium. The deal is contingent on the total number of shares tendered and had not been completed as of September 30, 2006.

52	MATTHEWS ASIAN FUNDS

SEPTEMBER 30, 2006

NHN was the worst contributor to the portfolio for the quarter. NHN provides search, online casual games and portal services. The company also operates casual gaming services in China, Japan and the U.S. NHN remains the Fund’s largest Internet exposure. Despite its recent underperformance, we remain positive about its competitive leadership in the Korean Internet sector and its long-term growth prospects in Korea as well as its overseas markets. Orion was the second-worst performer in the Fund. Orion is a snack manufacturer that also has business interests in the media and entertainment sector. During the quarter, Orion spun off its two media and entertainment divisions. Some investors switched out of Orion into these two entities, causing weakness in Orion’s share price.

Exports remain a significant component of the Korean economy, and further strengthening of its currency and the conditions of its export markets remains a concern for the Korean market. Weak corporate spending and poor domestic consumption remain issues that need to be improved in coming quarters. Tensions between North and South Korea also remain as a key risk for the South Korean market and for the Asia Pacific region as well.

The Fund made few changes in its consumer discretionary, information technology and healthcare sectors during the quarter. The Fund remains focused on industries that we believe are poised to benefit from deregulating markets and rising domestic consumption in three principal sectors: consumer, financials and information technology.

Shortly after the quarter, North Korea tested nuclear devices in the northern region of its territory. The equity market retreated on the first day when the news came out but rebounded the next day. While we believe that North Korea’s testing of nuclear devices is very significant and a major new development in the region, we have seen tensions between North Korea and its neighbors escalate to these levels in the past. We are hopeful that current events can be settled through the on-again, off-again six-nation nuclear talks or other diplomatic means.

800.789.ASIA [2742] www.matthewsfunds.com	53

MATTHEWS KOREA FUND

FUND AT A GLANCE

FUND DESCRIPTION	SYMBOL: MAKOX

Under normal market conditions, the Matthews Korea Fund, a non-diversified fund, seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in South Korea.

PORTFOLIO MANAGERS
Co–Managers: G. Paul Matthews and Mark W. Headley

PERFORMANCE AS OF SEPTEMBER 30, 2006
Fund Inception: 1/3/95	3 MO	YTD	1 YR	Average Annual Total Returns
				3 YRS	5 YRS	10 YRS	SINCE INCEPTION
Matthews Korea Fund	3.82%	2.51%	21.17%	31.67%	34.25%	10.59%	6.09%
KOSPI[1]	6.14%	6.03%	23.83%	33.90%	32.28%	4.92%	1.60%[2]
Lipper Pacific ex-Japan Funds Category Avg[3]	5.99%	12.65%	20.94%	24.78%	24.40%	5.73%	6.22%[2]

Assumes reinvestment of all dividends and/or distributions. All performance quoted is past performance and is no guarantee of future results. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the closure of the NYSE. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

[1]	The Korea Composite Stock Price Index (KOSPI) is a capitalization-weighted index of all common stocks listed on the Korea Stock Exchange. It is not possible to invest directly in an index. Source: Index data from Bloomberg; total return calculations performed by PFPC Inc.

[2]	Calculated from 12/31/94.

[3]	As of 9/30/06, the Lipper Pacific ex-Japan Funds Category Average consisted of 52 funds for the three-month period, 50 funds for the YTD and one-year periods, 48 funds for the three-year period, 43 funds for the five-year period, 25 funds for the 10-year period, and 16 funds since 12/31/94. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.

OPERATING EXPENSES[4]		PORTFOLIO TURNOVER[6]
For the nine months ended 9/30/06 (annualized)[5]	1.30%	For the nine months ended 9/30/06 (annualized)[5]	31.22%
For Fiscal Year 2005	1.35%	For Fiscal Year 2005	10.13%

[4]	Includes management fee, administration and shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.

[5]	Unaudited.

[6]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

54	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF SEPTEMBER 30, 2006, UNLESS OTHERWISE NOTED

COUNTRY ALLOCATION		SECTOR ALLOCATION		MARKET CAP EXPOSURE
South Korea	99.3%	Financials	20.7%	Large cap (over $5 billion)	44.0%
Cash and other	0.7%	Information Technology	18.9%	Mid cap ($1–$5 billion)	31.9%
		Consumer Staples	15.7%	Small cap (under $1 billion)	23.4%
		Consumer Discretionary	13.4%	Cash and other	0.7%
		Telecommunications Services	12.9%
		Health Care	11.9%
		Industrials	3.1%
		Energy	1.9%
		Materials	0.5%
		Utilities	0.3%
		Cash and other	0.7%

NUMBER OF POSITIONS	NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
48	$6.53	$242.0 million	2.00% within 90 calendar days	None

800.789.ASIA [2742] www.matthewsfunds.com	55

MATTHEWS KOREA FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

EQUITIES: SOUTH KOREA: 99.3%*

	SHARES	VALUE
FINANCIALS: 20.7%

Commercial Banks: 13.1%
Hana Financial Group, Inc.	262,560	$12,014,635
Kookmin Bank	140,892	11,107,575
Shinhan Financial Group Co., Ltd.	144,242	6,501,370
Kookmin Bank ADR	25,739	2,008,414

		31,631,994

Capital Markets: 4.6%
Samsung Securities Co., Ltd.	145,485	8,271,697
Kiwoom.com Securities Co., Ltd.	100,353	2,884,651

		11,156,348

Insurance: 3.0%
Samsung Fire & Marine Insurance
Co., Ltd.	48,113	7,398,089

Total Financials		50,186,431

INFORMATION TECHNOLOGY: 18.9%

Semiconductors & Semiconductor Equipment: 10.2%
Samsung Electronics Co., Ltd.	32,311	22,673,188
Samsung Electronics Co., Ltd., Pfd.	3,620	1,901,337

		24,574,525

Internet Software & Services: 3.7%
NHN Corp. **	75,878	7,962,679
CDNetworks Co., Ltd. **	29,305	1,017,352

		8,980,031

Software: 3.2%
NCSoft Corp. **	65,176	4,015,599
WiderThan Co., Ltd. ADR **	230,700	3,861,918

		7,877,517

Office Electronics: 1.1%
Sindo Ricoh Co., Ltd.	47,126	2,689,357

Electronic Equipment & Instruments: 0.7%
Daeduck GDS Co., Ltd.	164,500	1,615,012

Total Information Technology		45,736,442

	SHARES	VALUE
CONSUMER STAPLES: 15.7%

Food Products: 7.1%
Nong Shim Co., Ltd.	20,360	$5,809,458
Orion Corp.	22,723	5,234,995
CJ Corp.	43,043	4,753,494
Pulmuone Co., Ltd.	43,510	1,393,240

		17,191,187

Personal Products: 4.3%
Amorepacific Corp. **	18,013	8,375,926
Pacific Corp.	15,779	2,159,451

		10,535,377

Beverages: 2.8%
Hite Brewery Co., Ltd.	53,901	6,664,641

Food & Staples Retailing: 1.5%
Shinsegae Food Co., Ltd.	67,610	3,586,813

Total Consumer Staples		37,978,018

CONSUMER DISCRETIONARY: 13.4%

Automobiles: 4.1%
Hyundai Motor Co.	78,331	6,705,216
Hyundai Motor Co., Pfd.	61,710	3,130,336

		9,835,552

Media: 4.0%
Cheil Communications, Inc.	21,743	4,871,351
IHQ, Inc. **	464,070	3,825,359
ON*Media Corp. **	133,780	1,000,964

		9,697,674

Multiline Retail: 3.0%
Hyundai Department Store Co., Ltd.	54,270	3,899,984
Taegu Department Store Co., Ltd.	133,110	2,053,798
Lotte Shopping Co., Ltd.	3,790	1,341,770

		7,295,552

Internet & Catalog Retail: 2.1%
GS Home Shopping, Inc.	63,279	5,095,757

Textiles, Apparel & Luxury Goods: 0.2%
Handsome Co., Ltd.	29,649	466,864

Total Consumer Discretionary		32,391,399

56	MATTHEWS ASIAN FUNDS

SEPTEMBER 30, 2006

	SHARES	VALUE
TELECOMMUNICATIONS SERVICES: 12.9%

Wireless Telecom Services: 8.6%
SK Telecom Co., Ltd.	64,985	$13,838,285
KT Freetel Co., Ltd.	114,001	3,493,822
SK Telecom Co., Ltd. ADR	142,300	3,362,549

		20,694,656

Diversified Telecom Services: 4.3%
KT Corp.	185,490	7,997,878
KT Corp. ADR	117,000	2,511,990

		10,509,868

Total Telecommunications Services		31,204,524
HEALTH CARE: 11.9%

Pharmaceuticals: 11.9%
Hanmi Pharm Co., Ltd.	64,928	6,690,071
Daewoong Pharmaceutical Co., Ltd.	120,260	5,808,066
Yuhan Corp.	36,919	5,735,369
LG Life Sciences, Ltd. **	102,650	5,261,321
Dong-A Pharmaceutical Co., Ltd.	66,100	5,197,189
Total Health Care		28,692,016
INDUSTRIALS: 3.1%

Commercial Services & Supplies: 2.3%
S1 Corp.	142,885	5,564,399

Construction & Engineering: 0.8%
Tae Young Corp.	36,980	1,957,937
Total Industrials		7,522,336
ENERGY: 1.9%

Oil, Gas & Consumable Fuels: 1.9%
GS Holdings Corp.	130,420	4,562,116
Total Energy		4,562,116

	SHARES	VALUE
MATERIALS: 0.5%

Chemicals: 0.5%
LG Chem, Ltd.	33,680	$1,338,302
Total Materials		1,338,302
UTILITIES: 0.3%

Electric Utilities: 0.3%
Korea Electric Power Corp.	17,870	695,915

Total Utilities		695,915
TOTAL INVESTMENTS: 99.3%		240,307,499
(Cost $156,418,658)

CASH AND OTHER ASSETS,
LESS LIABILITIES: 0.7%		1,659,201
NET ASSETS: 100.0%		$241,966,700

*	As a percentage of net assets as of September 30, 2006
**	Non–income producing security
***	Cost of investments is $156,418,658 and net unrealized appreciation consists of:
	Gross unrealized appreciation	$85,555,463
	Gross unrealized depreciation	(1,666,622)

	Net unrealized appreciation	$83,888,841

ADR	American Depositary Receipt
GDS	Global Depositary Shares
Pfd.	Preferred

See accompanying notes to schedules of investments.

800.789.ASIA [2742] www.matthewsfunds.com	57

NOTES TO SCHEDULES OF INVESTMENTS

SIGNIFICANT ACCOUNTING POLICIES (Unaudited)

A.	SECURITY VALUATION: The Funds’ equity securities are valued based on market quotations or at fair value as determined in good faith by or under the direction of the Board of Trustees (the “Board”) when no market quotations are available or when market quotations have become unreliable. The Board has delegated the responsibility of making fair value determinations to the Pricing Committee of Matthews International Capital Management, LLC (the “Advisor”), subject to the Funds’ Pricing Policies. The Board has retained a third-party pricing service which may be utilized by the Pricing Committee under circumstances described in the Pricing Policies to provide fair value prices for certain securities held by the Funds. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV differ from quoted or published prices for the same securities for that day. All fair value determinations are made subject to the Board’s oversight.

The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the current exchange rate. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of gains and losses on investment in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. International dollar bonds are issued offshore, pay interest and principal in U.S. dollars, and are denominated in U.S. dollars.

Market values for equity securities are determined based on the last sale price on the principal exchange or over-the-counter market on which the security is traded. If a reliable last sale price is not available, market values for equity securities are determined using the mean between the last available bid and asked price. Securities are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board.

Foreign securities are valued as of the close of trading on the primary exchange on which they trade. The value is then converted to U.S. dollars using current exchange rates and in accordance with the Pricing Policies.

Foreign currency exchange rates are determined at the close of trading on the New York Stock Exchange, Inc. (“NYSE”). Occasionally, events affecting the value of foreign investments occur between the time at which they are determined and the close of trading on the NYSE . Such events would not normally be reflected in a calculation of a Funds’ NAV on that day. If events that materially affect the value of the Funds’ foreign investments occur during such period, the investments will be valued at their fair value as described above.

Foreign securities held by the Funds may be traded on days and at times when the NYSE is closed. Accordingly, the NAV of the Funds may be significantly affected on days when shareholders have no access to the Funds. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates.

B.	TAX INFORMATION: Under the current tax law, capital and currency losses realized after October 31 and prior to the Fund’s fiscal year end may be deferred as occurring on the first day of the following fiscal year. Post October losses at fiscal year end December 31, 2005 were as follows:

	POST–OCTOBER CAPITAL LOSSES	POST–OCTOBER CURRENCY LOSSES
Matthews Asia Pacific Fund	$—	$(27,538)
Matthews Pacific Tiger Fund	(2,017,467)	(297,350)
Matthews Asian Growth and Income Fund	—	(109,640)
Matthews Asian Technology Fund	—	(4,264)
Matthews Japan Fund	(682,534)	(45,908)
Matthews Korea Fund	—	(76,572)

58	MATTHEWS ASIAN FUNDS

SEPTEMBER 30, 2006

For Federal income tax purposes, the Funds indicated below have capital loss carryforwards, which expire in the year indicated, as of December 31, 2005, which are available to offset future capital gains, if any:

LOSSES DEFERRED EXPIRING IN:	2007	2008	2009	2010
Matthews Asia Pacific Fund	$—	$—	$—	$—
Matthews Asian Technology Fund	—	(4,246,131)	(5,967,059)	(3,461,198)
Matthews China Fund	—	—	—	—
Matthews Japan Fund	—	—	—	(3,216,093)

LOSSES DEFERRED EXPIRING IN:	2011	2012	2013	Total
Matthews Asia Pacific Fund	$—	$—	($388,642)	($388,642)
Matthews Asian Technology Fund	—	—	—	(13,674,388)
Matthews China Fund	—	(78,979)	(6,184,085)	(6,263,064)
Matthews Japan Fund	—	—	(3,364,922)	(6,581,015)

For additional information regarding the accounting policies of the Matthews Asian Funds, refer to the most recent financial statements in the N-CSR filing at www.sec.gov.

800.789.ASIA [2742] www.matthewsfunds.com	59

MATTHEWS ASIAN FUNDS	SEPTEMBER 30, 2006

BOARD OF TRUSTEES

Independent Trustees:

Richard K. Lyons, Chairman

Geoffrey H. Bobroff

Robert K. Connolly

Rhoda Rossman

Toshi Shibano

Interested Trustees1:

David FitzWilliam-Lay

G. Paul Matthews

OFFICERS

G. Paul Matthews

Mark W. Headley

Manoj K. Pombra

John P. McGowan

Andrew T. Foster

Shai Malka

INVESTMENT ADVISOR

Matthews International Capital Management, LLC

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

800-789-ASIA [2742]

ACCOUNT SERVICES

PFPC Inc.

P.O. Box 9791

Providence, RI 02940

800-789-ASIA [2742]

CUSTODIAN

The Bank of New York

One Wall Street

New York, NY 10286

LEGAL COUNSEL

Paul, Hastings, Janofsky & Walker, LLP

55 Second Street

San Francisco, CA 94105

[1]	As defined under the Investment Company Act of 1940, as amended.

60	MATTHEWS ASIAN FUNDS

FOR MORE INFORMATION ABOUT MATTHEWS ASIAN FUNDS

800.789.ASIA [2742]

www.matthewsfunds.com

©2006 Matthews International Capital Management, LLC

MAFQR/D-0906-135M-FST

Item 2.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Matthews International Funds

By (Signature and Title)*	/s/ G. Paul Matthews
G. Paul Matthews, President
(principal executive officer)

Date 11/21/06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ G. Paul Matthews
G. Paul Matthews, President
(principal executive officer)

Date 11/21/06

By (Signature and Title)*	/s/ Shai Malka
Shai Malka, Treasurer
(principal financial officer)

Date 11/17/06

*	Print the name and title of each signing officer under his or her signature.